As filed with the Securities and Exchange Commission on January 31, 2025
Registration
No. 333-281876

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO.	☐

Crescent Capital BDC, Inc.
(Registrant Exact Name as Specified in Charter)

11100 Santa Monica Blvd., Suite 2000
Los Angeles,
CA
90025
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))
(310)
235-5900
(Registrant’s Telephone Number, including Area Code)
George P. Hawley
General Counsel
Crescent Capital BDC, Inc.
11100 Santa Monica Blvd. Suite 2000
Los Angeles,
California
90025
(310)
235-5900
(Name and Address of Agent for Service)

Copies of information to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, NY 10001	Kevin T. Hardy, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 320 South Canal Street Chicago, Illinois 60606

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered in this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of additional securities pursuant to Rule 413(b) under the Securities Act.

Is it proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
☐	immediately upon filing pursuant to paragraph (b) of Rule 486.
☐	on (date) pursuant to paragraph (b) of Rule 486.
☐	60 days after filing pursuant to paragraph (a) of Rule 486.
☐	on (date) pursuant to paragraph (a) of Rule 486.
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the
S
ecurities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE
NECESSARY
TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Prospectus dated January 31, 2025
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units
Maximum Offering of $444,368,750

Crescent Capital BDC, Inc. is a business development company that seeks to provide capital solutions to middle market companies with sound business fundamentals. We seek to create a broad and diversified portfolio that generally includes senior secured first lien, unitranche first lien, senior secured second lien and subordinated loans and minority equity securities of U.S. middle market companies. We may on occasion invest in larger or smaller companies. Our investments may include non-cash
income features, including
payment-in-kind
interest and original issue discount. We may also invest in securities that are rated below investment grade
(e.g.,
junk bonds) by rating agencies or that would be rated below investment grade if they were rated.
We are externally managed by our investment advisor, Crescent Cap Advisors, LLC, an investment advisor that is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. CCAP Administration LLC provides certain administrative services and other services necessary for us to operate.
Our common stock is traded on The NASDAQ Global Market under the symbol “CCAP.” On January 6, 2025, the last reported sales price of our common stock on The NASDAQ Global Market was $18.94 per share.

Investing in our securities involves risks that are described in the “
Risk Factors
” section beginning on page 15 of this prospectus, including the risk of leverage.
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.” The maximum aggregate offering amount of the securities is $444,368,750. The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of a majority (as defined in the 1940 Act) of (1) the outstanding shares of our common stock and (2) the outstanding shares of the our common stock held by persons that are not affiliated persons of the Company or (c) under such circumstances as the U.S. Securities and Exchange Commission (the “SEC”) may permit.
This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein, before investing in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310)
235-5900,
by sending an
e-mail
to us at investor.relations@crescentcap.com or on our website at
http://www.crescentbdc.com.
The SEC also maintains a website at
www.sec.gov
that contains such information. Except with respect to those documents expressly incorporated by reference herein, the information contained on the websites that are referred to herein is not incorporated by reference into this prospectus or the accompanying prospectus supplement.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is January 31, 2025.
You should rely only on the information contained in this prospectus, the accompanying prospectus supplement, any related free writing prospectus, the documents incorporated by reference in this prospectus and the applicable prospectus supplement, or any other information to which we have referred you. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in, or incorporated by reference in, this prospectus, the accompanying prospectus supplement or any such free writing prospectus is, or will be, accurate only as of the dates on their respective covers. Ou
r
business, financial condition, results of operations and prospects may have changed since any such date.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a “shelf” registration statement that we have filed with the SEC. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The maximum aggregate offering amount of the securities is $444,368,750. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. Such prospectus supplement and/or free writing prospectus (collectively referred to hereinafter as the “prospectus supplement”) may also add, update or change information contained in this prospectus or in the documents we incorporate by reference herein. This prospectus and the prospectus supplement, together with any documents incorporated by reference herein, will include all material information relating to the applicable offering. Please carefully read this prospectus and the prospectus supplement, together with any documents incorporated by reference in this prospectus and the applicable prospectus supplement, any exhibits and the additional information described under the headings “
Available Information
,” “
Incorporation of Certain Information By Reference
,” “
Prospectus Summary
” and “
Risk Factors
” before you make an investment decision.

ii

PROSPECTUS SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included or incorporated by reference in this prospectus and the accompanying prospectus supplement. Except where the context suggests otherwise, the terms “CCAP,” “Crescent Capital,” “we,” “us,” “our,” and “the Company” refer to Crescent Capital BDC, Inc. The term “Advisor” refers to Crescent Cap Advisors, LLC, a Delaware limited liability company. The term “Administrator” refers to CCAP Administration, LLC, a Delaware limited liability company. The term “Crescent” refers to Crescent Capital Group LP and its controlled affiliates.
THE COMPANY
Overview
We are a specialty finance company focused on lending to middle-market companies. We are incorporated under the laws of the State of Maryland. The Company’s common stock was listed and began trading on the NASDAQ stock exchange on February 3, 2020. We have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for U.S. federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, we are required to comply with various regulatory requirements, such as the requirement to invest at least 70% of our assets in “qualifying assets,” source of income limitations, asset diversification requirements, and the requirement to distribute annually at least 90% of our taxable income and tax-exempt
interest.
We are managed by our investment advisor, Crescent Cap Advisors, LLC (the “Advisor”), an investment advisor that is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our administrator, CCAP Administration LLC (the “Administrator”) provides the administrative services necessary for us to operate. Our management consists of investment and administrative professionals from the Advisor and Administrator along with our Board of Directors (the “Board”). The Board consists of six directors, five of whom are independent. The Advisor directs and executes our investment operations and capital raising activities subject to oversight from the Board, which sets our broad policies. The Board has delegated investment management of our investment assets to the Advisor. The SEC has adopted Rule
2a-5
(the “Rule”) under the 1940 Act. The Rule establishes requirements for determining fair value in good faith for purposes of the 1940 Act.
A portion of the outstanding shares of our common stock, par value $0.001 per share, is owned by Crescent, its employees and certain of our officers and directors. Crescent is also the majority member of the Advisor and sole member of the Administrator. We have entered into a license agreement with Crescent under which Crescent granted us a non-exclusive,
royalty-free license to use the name “Crescent Capital”. The Advisor has entered into a resource sharing agreement with Crescent under which Crescent provides the Advisor with experienced investment professionals (including the members of the Advisor’s investment committee) and access to Crescent’s resources so as to enable the Advisor to fulfill its obligations under the Investment Advisory Agreement. On January 5, 2021 Sun Life Financial Inc. acquired a majority interest in Crescent.
Under the terms of our investment advisory agreement with the Advisor, the Advisor is entitled to receive a base management fee and may also receive incentive fees based on income and capital gains. The Advisor has voluntarily waived its right to receive income incentive fees attributable to the investment income accrued as a result of the investments in Great American Capital Partners II LP, WhiteHawk III Onshore Fund LP and Freeport Financial SBIC Fund LP.
Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments. We invest primarily in secured debt (including first lien, unitranche first lien and second-lien debt) and unsecured debt (including mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. We may purchase interests in loans or make debt investments, either (i) directly from our target companies as primary market or private credit investments
(i.e.,
private credit transactions), or (ii) primary or secondary market bank loan or high yield transactions in the broadly syndicated
“over-the-counter”
market
(i.e.,
broadly syndicated loans and bonds). Although our focus is to invest in less liquid private credit transactions, we may from time to time invest in more liquid broadly syndicated loans to complement our private credit transactions.

Our investment objective is accomplished through:

•	accessing the origination channels that have been developed and established by Crescent;

•
originating investments in what we believe to be middle-market companies with strong business fundamentals, generally controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts;

•	applying Crescent’s underwriting standards; and

•	leveraging Crescent’s experience and resources to monitor our investments.
Our investment philosophy emphasizes capital preservation through credit selection and risk mitigation. We expect our targeted portfolio to provide downside protection through conservative cash flow and asset coverage requirements, priority in the capital structure and information requirements.
As a BDC under the Act and a RIC under the Code, our portfolio is subject to diversification and other requirements. See
“Part I. Item 1. Business—Regulation as a Business Development Company—Election to be Taxed as a Regulated Investment Company”
in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein, and “
U.S. Federal Income Tax Considerations
” below.
From time to time we may form direct or indirect wholly owned subsidiaries (a “Subsidiary”) to facilitate the normal course of business if the Advisor determines that for legal, tax, regulatory, accounting or other similar reasons it is in our best interest to do so. We have formed a wholly owned subsidiary that is structured as a tax blocker, to hold equity or equity-like investments in a portfolio company organized as a limited liability company. These corporate subsidiaries are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Such Subsidiaries will not be registered under the 1940 Act; however, the Company will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Company, including its investment in any Subsidiary, and the Company’s role as sole direct or indirect shareholder of any Subsidiary. We comply with the provisions of the 1940 Act governing investment policies on an aggregate basis with its Subsidiaries and the provisions governing capital structure and leverage on an aggregate basis with any Subsidiaries. Our Advisor acts as investment adviser to our Subsidiaries and complies with the provisions of the 1940 Act on investment advisory contracts. Each of our Subsidiaries also complies with the 1940 Act provisions related to affiliated transactions and custody, and our Custodian is the custodian for each of our Subsidiaries. The Company does not intend to create or acquire primary control of any company that primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Company.
We may borrow money from time to time within the levels permitted by the 1940 Act (up to 150% of asset coverage requirement). In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of preferred stock offerings to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. See
“Part I. Item 1A. Risk Factors—Risks Relating to Our Business and
Structure-Our
strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.”
in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.
See
“Part I. Item 1. Business”
in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein, for additional information about us.

Risk Factors
Investing in us involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “
Risk Factors
” beginning on page 15 and
“Part I. Item 1A. Risk Factors”
in our most recent Annual Report on Form
10-K
and “
Part II. Item 1A. Risk Factors”
in our
Quarterly Reports on Form
10-Q
incorporated by reference herein for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.
Risks Relating to our Business and Structure

•	We are dependent upon key personnel of Crescent and the Advisor.

•	We may not replicate the historical performance achieved by Crescent.

•	We depend on Crescent to manage our business effectively.

•	Adverse developments in the credit markets may impair our ability to enter into new debt financing arrangements.

•
The Advisor, the investment committee of the Advisor, Crescent and their affiliates, officers, directors and employees may face certain conflicts of interest. Conflicts of interest may be created by the valuation process for certain portfolio holdings. Conflicts may arise related to other arrangements with Crescent and the Advisor and other affiliates.

•	Crescent’s principals and employees, the Advisor or their affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

•	Our management and incentive fee structure may create incentives for the Advisor that are not fully aligned with our stockholders’ interests and may induce the Advisor to make speculative investments.

•	The Advisor has limited liability and is entitled to indemnification under the Investment Advisory Agreement.

•
We operate in an increasingly competitive market for investment opportunities, which could make it difficult for us to identify and make investments that are consistent with our investment objectives. Our ability to enter into transactions with our affiliates is restricted. Our ability to sell or otherwise exit investments also invested in by other Crescent investment vehicles is restricted.

•
We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. We will be subject to corporate level income tax if we are unable to qualify as a RIC. Our business may be adversely affected if we fail to maintain our qualification as a RIC. Stockholders may be required to pay tax in excess of the cash they receive. We may be subject to withholding of U. S. Federal income tax on distributions for
non-U.S.
stockholders. We may retain income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax, reducing the amount available for distribution to stockholders.

•
Our ability to grow depends on our ability to raise capital. Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital. Certain investors are limited in their ability to make significant investments in us.

•	Our business could be adversely affected in the event we default under our existing credit facilities or any future credit or other borrowing facility.

•
We are and may be subject to restrictions under our credit facilities and any future credit or other borrowing facility that could adversely impact our business. In addition to regulatory or existing credit facility requirements that restrict our ability to raise capital, any future debt facilities may contain various covenants that, if not complied with, could accelerate repayment under such debt facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

•
Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.

•	Changes in interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

•	We may be the target of litigation.

•
There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled. There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

•
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy. A failure on our part to maintain our status as a BDC may significantly reduce our operating flexibility.

•	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

•
The majority of our portfolio investments are recorded at fair value as determined in good faith by the Advisor as Valuation Designee with approval from our Board and, as a result, there may be uncertainty as to the value of our portfolio investments.

•	We may experience fluctuations in our quarterly operating results.

•	New or modified laws or regulations governing our operations may adversely affect our business.

•	Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

•
Our Advisor and Administrator each have the ability to resign on 120 days’ and 60 days’ notice, respectively, and we may not be able to find a suitable replacement within that time, resulting in a disruption in operations that could adversely affect our financial condition, business and results of operations.

•
As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and such regulations may adversely affect us.

•
We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

•	We may not be able to obtain all required state licenses.

•
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

•
Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of its confidential information and/or damage to its business relationships.

•
We and the Advisor are subject to regulations and SEC oversight. If we or the Advisor fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.

•	We are subject to risks related to corporate social responsibility.

•	We are subject to risks associated with artificial intelligence and machine learning technology.

•	Additionally, legislative or other actions relating to taxes could have a negative effect on us.

•	Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

•	We may be obligated to pay the Advisor certain fees even if we incur a loss.

•
The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offerings. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your common stock and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and reduce the amount of funds we have for investment in targeted assets.

•
We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

Risks Relating to Our Investments

•
We may hold the debt securities of leveraged companies. Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies. When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our investment in such portfolio company. Economic recessions or downturns could impair our portfolio companies, and defaults by our portfolio companies will harm our operating results. Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

•	Our portfolio companies may be highly leveraged.

•	Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

•	We typically invest in middle-market companies, which involves higher risk than investments in large companies. Our investments may be risky and we could lose all or part of our investment.

•	The due diligence process that the Advisor undertakes in connection with our investments may not reveal all the facts that may be relevant in connection with an investment.

•
The lack of liquidity in our investments may adversely affect our business. We may invest in high yield debt, or below investment grade securities, which has greater credit and liquidity risk than more highly rated debt obligations. Our subordinated investments may be subject to greater risk than investments that are not similarly subordinated. There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk .

•	Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing net asset value through increased net unrealized depreciation.

•	We may be subject to risks associated with syndicated loans.

•	The disposition of our investments may result in contingent liabilities.

•	We will be subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity.

•	Inflation has adversely affected and may continue to adversely affect the business, results of operations and financial condition of our portfolio companies.

•	We may be subject to risks under hedging transactions and may become subject to risk if we invest in non-U.S. securities.

•	We may not realize anticipated gains on the equity interests in which we invest.

•	Our investments in OID and PIK interest income may expose us to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.

•	You may receive shares of our common stock as dividends, which could result in adverse tax consequences to you.

•	Changes in healthcare laws and other regulations applicable to some of our portfolio companies may constrain their ability to offer their products and services.

•
Our investments in the consumer products and services sector are subject to various risks including cyclical risks associated with the overall economy. Our investments in the financial services sector are subject to various risks including volatility and extensive government regulation. Our investments in technology companies are subject to many risks, including volatility, intense competition, shortened product life cycles, litigation risk and periodic downturn.

•	The effect of global climate change may impact the operations of our portfolio companies.
Risks Relating to Our Common Stock

•	Investing in our common stock may involve an above average degree of risk.

•	Certain investors will be subject to Exchange Act filing requirements.

•
The market price of our common stock may fluctuate significantly. Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

•	No stockholder approval is required for certain mergers.

•	You may receive dividends in the form of common stock instead of cash, which could result in adverse tax consequences to you.

•
Common stockholders who participate in the distribution reinvestment plan may increase their risk of overconcentration. Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

•	Our future credit ratings may not reflect all risks of an investment in our debt securities.

•
Provisions of the Maryland General Corporation Law and of our Articles of Amendment and Restatement, as amended (the “Charter”), and Amended and Restated Bylaws, as amended (the “Bylaws”) could deter takeover attempts and have an adverse effect on the price of our common stock.

•
Our Charter designates the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other employees.

•	We incur significant costs as a result of being a publicly traded company.
Our Corporate Information
Our administrative and principal executive offices are located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, telephone number (310)
235-5900.

OFFERINGS
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The maximum aggregate offering amount of the securities is $444,368,750. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of a majority (as defined in the 1940 Act), of (1) the outstanding shares of our common stock and (2) the outstanding shares of the our common stock held by persons that are not affiliated persons of the Company or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See
“Part I. Item 1A. Risk Factors—Risks Relating to Our Common Stock”
in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein, as well as “
Risk Factors
” included in this prospectus.
We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “
Plan of Distribution
” below. We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.
Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “
Use of Proceeds
” below.

Distributions	We currently intend to pay dividends or make other distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also pay additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our Board. For more information, see “
Price Range of Common Stock and Distributions
” below.

Taxation	We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified source of income and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See “
Part I. Item 1A. Risk Factors—Risks Relating to Our Business and Structure—We will be subject to corporate level income tax if we are unable to qualify as a RIC
” and “—
We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein, and “
Price Range of Common Stock and Distributions
” below.

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders’ dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “
Dividend Reinvestment Plan
” below.

The NASDAQ Global Market symbol	“CCAP”

Anti-takeover provisions	Our Board is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered Board also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “
Description of Securities
” below.

Leverage
We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “
Risk Factors
,” “
Senior Securities
” and “
Regulation—Senior Securities
” below. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 150% after such borrowing (i.e. we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). See “
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Components of Operations
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.

The amount of leverage that we employ at any particular time will depend on the Advisor’s and the Board’s assessments of market and other factors at the time of any proposed borrowing.

Management arrangements	Crescent Cap Advisors, LLC serves as our investment advisor. CCAP Administration, LLC serves as our administrator. For a description of Crescent Cap Advisors, LLC, CCAP Administration, LLC and our contractual arrangements with these companies, see “
Part I. Item 1. Business-Investment Advisory Agreement
” “—
Base Management Fee
,” “—
Incentive Fee
,” “—
GAAP Incentive Fee on Cumulative Unrealized Capital Appreciation,
” “—
Term
,” “—
Indemnification
”
and “—Administration Agreement” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.

Available information	We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310)
235-5900,
by sending an
e-mail
to us at investor.relations@crescentcap.com or on our website at
http://www.crescentbdc.com.
Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. Such information is also available from the EDGAR database on the SEC’s website at
www.sec.gov.

Incorporation of certain information by reference	This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any supplement thereto is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “
Incorporation of Certain Information by Reference
” below.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, stockholders will indirectly bear these fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses paid	—	(4)

Annual expenses (as a percentage of consolidated net assets attributable to common stock) (5) :
Base management fees	2.69	% (6)
Income based fees and capital gains incentive fees	2.58	% (7)
Interest payments on borrowed funds	8.47	% (8)
Other expenses	0.69	% (9)
Acquired fund fees and expenses	1.82	% (10)

Total annual expenses	16.25	% (11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)
The expenses of the dividend reinvestment plan are included in “Other expenses.” The plan administrator’s fees under the plan are paid by us. See “Dividend Reinvestment Plan” below for more information.

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(5)	The “consolidated net assets attributable to common stock” used to calculate the percentages in this table is our net assets as of September 30, 2024.
(6)
The base management fee referenced in the table above is estimated by annualizing the actual base management fees incurred during the nine months ended September 30, 2024. The base management fee under the Amended and Restated Investment Advisory Agreement, dated as of January 5, 2021, by and between us and the Advisor (the “Investment Advisory Agreement”) is calculated and payable quarterly in arrears at an annual rate of 1.25% of our average gross assets, including assets purchased with borrowed funds or other forms of leverage, but, excluding cash, cash equivalents, restricted cash and investments in Great American Capital Partners II LP (“GACP II”), WhiteHawk III Onshore Fund LP (“WhiteHawk”) and Freeport Financial SBIC Fund LP (“Freeport Financial”). For more detailed information about the base management fee and the Investment Advisory Agreement, please see Note 3 to our consolidated financial statements for the quarter ended June 30, 2024.

(7)
The incentive fee referenced in the table above is estimated by annualizing the actual incentive fees incurred during the nine months ended September 30, 2024. The incentive fee consists of two parts, one based on income and the other based on capital gains, that are determined independent of each other, with the result that one component may be payable even if the other is not:

•
The first part, the income incentive fee, is calculated and payable quarterly in arrears and (a) equals 100% of the excess of the pre-incentive
fee net investment income for the immediately preceding calendar quarter, over a preferred return of 1.75% per quarter (7.0% annualized), and a catch-up
feature until the Advisor has received 17.5% of the
pre-incentive
fee net investment income for the current quarter up to 2.1212% (the
“Catch-up”),
and (b) 17.5% of all remaining
pre-incentive
fee net investment income above the
Catch-up.

•
The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year at a rate of 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from the Company’s inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. In the event that the Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

The Advisor has also voluntarily waived its right to receive the income incentive fees attributable to the investment income accrued as a result of its investments in GACP II, WhiteHawk and Freeport Financial.
For more detailed information about the incentive fee, please see Note 3 to our consolidated financial statements for the quarter ended September, 30, 2024.

(8)	Interest payments on borrowed funds referenced in the table above are estimated by annualizing the actual amounts incurred during the nine months ended September 30, 2024.
At September 30, 2024, the weighted average effective interest rate for total debt outstanding, including our credit facilities and notes, was 6.59%. We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments that we may enter into.

(9)	Other expenses referenced in the table above are estimated by annualizing the actual amounts incurred during the six months ended September 30, 2024.
Other expenses include various overhead expenses, professional fees, director fees, and payments under the Amended and Restated Administration Agreement. See “Certain Relationships and Related Transactions, and Director Independence” in our most recent Annual Report on Form
10-K.

(10)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under Section 3(a) of the 1940 Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

(11)
“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock, assuming asset coverage ratio of 186% (the Company’s actual asset coverage as of September 30, 2024) and t otal
annual expenses of 16.25% of net assets attributable to common stock as set forth in the fees and expenses table above, and (x) a 5.0% annual return resulting entirely from net realized capital gains (none of which is subject to the incentive fee) and (y) a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains). Transaction expenses are included in the following example. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including cost of debt, if any, and other expenses) may be greater or less than those shown.

You would pay the following expenses on a $1,000 common stock investment:	1 year	3 years	5 years	10 years
assuming a 5% annual return resulting entirely from net realized capital gains (none of which is subject to the capital gains incentive fee) (1)	$171	$453	$671	$1,023
assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$179	$472	$693	$1,040

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the incentive fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the second example assumes that the 5% annual return will be generated entirely through net realized capital gains and, as a result, will trigger the payment of the capital gains portion of the incentive fee under the Investment Advisory Agreement. The income portion of the incentive fee under the Investment Advisory Agreement, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through net realized capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value.
This example and the expenses in the table above should not be considered a representation of our future expenses as, and actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
The Financial Highlights for the nine months ended September 30, 2024, contained under “
Part I. Item 1. Financial Statements—Notes to Consolidated Financial Statements (Unaudited)—Note 12. Financial Highlights
” in our Quarterly Report on Form
10-Q
for the nine months ended September 30, 2024, filed with the SEC on November 12, 2024 are incorporated herein by reference.
The Financial Highlights contained under “
Part II. Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 12. Financial Highlights
” in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024 are incorporated herein by reference. The financial highlights for the past five years is derived from the Company’s consolidated financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Company, whose report on such financial statements, together with the financial statements of the Company, are included in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024, and are incorporated by reference herein.
The Financial Highlights for the years ended December 31, 2018, December 31, 2017 and December 31, 2016 and the period from February 5, 2015 to December 31, 2015 contained under “
Part I. Item 1. Financial Statements—Notes to Consolidated Financial Statements —Note 12. Financial Highlights
” in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2018, filed with the SEC on March 22, 2019 are incorporated herein by reference.
No other portions of our Annual Report on Form
10-K
for the fiscal year ended December 31, 2018 are incorporated by reference herein.
The financial highlights table is intended to help you understand the Company’s financial performance.

RISK FACTORS
You should carefully consider the risk factors described below, and in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and the risks discussed in the section titled “Item 1A. Risk Factors” in our Annual Report on Form
10-K,
which is incorporated by reference herein, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus or any prospectus supplement, together with all of the other information included in this prospectus, the accompanying prospectus supplement and any documents incorporated by reference herein, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below and described in such documents are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price, if any, of our securities could decline, and you may lose all or part of your investment.
Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.
We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.
Dilution represents the difference between the offering price and the tangible book value per share immediately after completion of an offering. You could experience dilution both as a result of the offering price and as a result of any shares you purchase in an offering of our common stock having a lower book value than shares held by our existing stockholders.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See “
Risk Factors—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock
” and “
Sales of Common Stock Below Net Asset Value
” below.
We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on our target portfolio investments.
We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.
We may sell our common stock, or warrants, options or rights to acquire shares of our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests, and if our stockholders, including a majority (as defined in the 1940 Act), of (1) the outstanding shares of our common stock and (2) the outstanding shares of the our common stock held by persons that are not affiliated persons of the Company, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). We do not currently have authorization from our stockholders to issue our common stock at a price below the then-current net asset value per share.
Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our Board that such issuance is in our and our stockholders’ best interests.
If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.
In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than the net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in the net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.
Further, if our current stockholders do not purchase any shares to maintain their percentage interest when we issue new shares, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted.
We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.
The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we have borrowed from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of our credit facilities and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to the Advisor.
There can be no assurance that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in an amount sufficient to enable us to repay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. There can be no assurance that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. There can be no assurance that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements. There can also be no assurance that we will meet an annual return of approximately $63.5 million, which we must meet in order to cover annual interest or dividend payments on our senior securities.
As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%. If this ratio declines below 150%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when we are otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions.
The amount of leverage that we employ will depend on the Advisor’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure stockholders that we will be able to obtain credit at all or on terms acceptable to it.
The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 6.59% as of September 30, 2024, together with (a) our total value of net assets as of September 30, 2024; (b) approximately $864.6 million in aggregate principal amount of indebtedness outstanding as of September 30, 2024 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses) (1)	—10.00%	—5.00%	0%	5.00%	10.00%
Corresponding Return to Common Stockholders (2)	—28.86%	—18.24%	—7.61%	3.02%	13.64%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of September 30, 2024. As a result, it has not been updated to take into account any changes in assets or leverage since September 30, 2024

(2)
In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at September 30, 2024 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 6.59% by the approximately $864.6 million of principal debt outstanding) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of September 30, 2024 to determine the “Corresponding Return to Common Stockholders.”

FORWARD-LOOKING STATEMENTS
Some of the statements included or incorporated by reference in this prospectus and the accompanying prospectus supplement, constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and the accompanying prospectus supplement, including the documents we incorporate by reference herein and therein, involve a number of risks and uncertainties, including statements concerning:

•	uncertainty surrounding the financial stability of the United States, Europe and China;

•	the ability of our investment advisor to locate suitable investments for us and to monitor and administer our investments;

•	potential fluctuation in quarterly operating results;

•	potential impact of economic recessions or downturns;

•	adverse developments in the credit markets;

•	regulations governing our operation as a business development company;

•	operation in a highly competitive market for investment opportunities;

•	risks associated with inflation and the current interest rate environment;

•	changes in interest rates may affect our cost of capital and net investment income;

•	the impact of changes in Secured Overnight Financing Rate (“SOFR”), or other benchmark rate on our operating results;

•	financing investments with borrowed money;

•	potential adverse effects of price declines and illiquidity in the corporate debt markets;

•	lack of liquidity in investments;

•	the outcome and impact of any litigation;

•	the timing, form and amount of any dividends or other distributions;

•	risks regarding distributions;

•	potential adverse effects of new or modified laws and regulations;

•	potential resignation of the Advisor and or the Administrator;

•	uncertainty as to the value of certain portfolio investments;

•	defaults by portfolio companies;

•	our ability to successfully complete and integrate any acquisitions;

•	risks associated with original issue discount (“OID”) and payment-in-kind (“PIK”) interest income; and

•	the market price of our common stock may fluctuate significantly.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “
Risk Factors
” and the other information included in this prospectus and the accompanying prospectus supplement, including the documents we incorporate by reference herein and therein.
You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the date of this prospectus or the prospectus supplement, as applicable, including any documents incorporated by reference. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, if any, which may include indebtedness under (a) the $500 million loan and security agreement of our wholly owned subsidiary Crescent Capital BDC Funding, LLC (the “SPV Asset Facility”) ($328.6 million outstanding as of September 30, 2024), (b) our $385 million revolving credit facility (the “SMBC Corporate Revolving Facility”) ($239.4 million outstanding as of September 30, 2024), (c) our $135.0 million of unsecured notes (the “Series 2021A Unsecured Notes”) that mature on February 17, 2026 ($135.0 million aggregate principal amount outstanding as of September 30, 2024); (d) our $111.6 million in aggregate principal amount of unsecured notes (the “FCRX Unsecured Notes”) that mature on May 25, 2026 ($111.6 million aggregate principal amount outstanding as of September 30, 2024) and (e) our $50.0 million in aggregate principal amount of unsecured notes (the “Series 2023A Unsecured Notes”) that mature on July 28, 2026 ($50.0 million aggregate principal amount outstanding as of September 30, 2024). See “
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein. Additional information regarding the amount of and use of proceeds of any offering will be set forth in the prospectus supplement related to such offering.
The interest charged on the indebtedness incurred under the SPV Asset Facility is based on SOFR plus 2.45% per annum. The stated maturity date for the SPV Asset Facility is May 31, 2029. The interest rate charged on the indebtedness incurred under the Corporate Facility is based on SOFR plus 2.00% per annum. The stated maturity date of the Corporate Revolving Facility is October 27, 2026.
The interest charged on the Series 2021A Unsecured Notes, the FCRX Unsecured Notes and the Series 2023A Unsecured Notes is as follows: 4.00% in the case of the Series 2021A Unsecured Notes, 5.00% in the case of the FCRX Unsecured Notes and 7.54% in the case of the Series 2023A Unsecured Notes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.
Our primary investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments. We seek to create a broad and diversified portfolio that generally includes senior secured first lien, unitranche, senior secured second lien and subordinated loans and minority equity securities of U.S. middle market companies. We may on occasion invest in larger or smaller companies. Our investments may include non-cash
income features, including
payment-in-kind
interest and original issue discount. We may also invest in securities that are rated below investment grade
(e.g.,
junk bonds) by rating agencies or that would be rated below investment grade if they were rated. We also may invest up to 30% of our portfolio in non-qualifying
assets, as permitted by the 1940 Act. See “
Regulation
” below. Specifically, as part of this 30% basket, we may invest in entities that are not considered “eligible portfolio companies” (as defined in the 1940 Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the 1940 Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the 1940 Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on The NASDAQ Global Market under the symbol “CCAP.” Our common stock has historically traded at prices below our net asset value per share. It is not possible to predict whether our common stock will trade at, above or below net asset value. See
“Part I. Item 1A. Risk Factors—Risks Relating to Our Common Stock—Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital”
in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.
The following table sets forth, for each full fiscal quarter since the beginning of the current fiscal year, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to net asset value and the dividends or other distributions declared by us. Information about the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to net asset value and the dividends or other distributions declared by us for the last three most recently completed fiscal years is located in “
Part II, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Market Information”
in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.
On January 6, 2025, the last reported sales price of our common stock on The NASDAQ Global Market was $18.94 per share.

	Net Asset	Price Range		High Sales Price Premium (Discount) to Net	Low Sales Price Premium (Discount) to Net	Cash Dividend
Period	Value (1)	High	Low	Asset Value (2)	Asset Value (2)	Per Share (3)
Year ending December 31, 2024
First Quarter	$20.28	$17.66	$16.03	(12.9)	(21.0)%	$0.51	(4)
Second Quarter	$20.30	$19.10	$16.96	(5.9)	(16.5)%	$0.53	(5)
Third Quarter	$20.20	$19.44	$17.47	(3.8)	(13.5)%	$0.51	(6)
Fourth Quarter (through November 25, 2024)	*	$19.22	$17.55	*	*	$0.49	(7)
Year Ended December 31, 2025
First Quarter (through January 6, 2025)	*	$19.29	$18.94	*	*	*

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore does not reflect the net asset value per share disclosed to the market on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).
(3)	Represents the dividend or distribution declared in the relevant quarter.
(4)
Consists of a regular quarterly dividend of $0.41 per share and supplemental dividend of $0.10 per share which was declared on February 15, 2024 and payable on March 15, 2024 to stockholders of record as of February 29, 2024.

(5)
Consists of a regular quarterly dividend of $0.42 per share and supplemental dividend of $0.11 per share which was declared on May 2, 2024 and payable on June 17, 2024 to stockholders of record as of May 31, 2024.

(6)
Consists of a regular quarterly dividend of $0.42 per share and supplemental dividend of $0.09 per share which was declared on August 7, 2024 and payable on September 16, 2024 to stockholders of record as of August 31, 2024.

(7)
Consists of a regular quarterly dividend of $0.42 per share and supplemental dividend of $0.07 per share which was declared on November 6, 2024 and payable on December 16, 2024 to stockholders of record as of November 29, 2024.

On November 12, the Board declared a fourth quarter 2024 regular cash dividend of $0.42 per share to stockholders of record as of December 31, 2024, payable on January 15, 2025. The Board also announced a supplemental cash dividend of $0.07 per share to stockholders of record as of November 29, 2024, payable on December 16, 2024.

To the extent that we have taxable income available, we distribute quarterly dividends to our stockholders. The amount of our dividends, if any, are determined by our Board. Dividends and other distributions are recorded on the record date. The amount to be paid out as a dividend is determined by the Board each quarter and is generally based upon the earnings estimated by management. Distributions will generally be paid from net investment income. Net realized capital gains, if any, are distributed at least annually, although we may decide to retain such capital gains for investment. If we do not generate sufficient net investment income during a year, all or part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year. Any dividends to our stockholders will be declared out of assets legally available for distribution.
We have elected to be treated as a BDC under the 1940 Act. We have also elected to be treated as a RIC under the Internal Revenue Code. So long as we maintain our status as a RIC, we will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. As a result, any tax liability related to income earned and distributed by us represents obligations of our stockholders and will not be reflected in our consolidated financial statements.
In order for us not to be subject to federal excise taxes, we must distribute in each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for that calendar year, (ii) 98.2% of our net capital gains for the one year period ending October 31 in that calendar year (unless an election is made to use our taxable year) and (iii) any undistributed ordinary income and net capital gains from preceding years. At our discretion, we may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If we choose to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. We will accrue excise tax on estimated undistributed taxable income as required.
We intend to make distributions in cash unless a stockholder elects to receive dividends and/or long-term capital gains distributions in additional shares of common stock. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
The following table summarizes our dividends declared and payable for the nine months ended September 30, 2024. Information about our dividends declared and payable for the years ended December 31, 2023, 2022, and 2021 is located in “
Part II. Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Distribution Policy”
in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.

Date Declared	Record Date	Payment Date	Per Share Amount
August 12, 2024	September 30, 2024	October 15, 2024	$0.42
August 12, 2024	August 31, 2024	September 16, 2024	$0.09
May 2, 2024	June 28, 2024	July 15, 2024	$0.42
May 2, 2024	May 31, 2024	June 17, 2024	$0.11
February 15, 2024	March 29, 2024	April 15, 2024	$0.41
February 15, 2024	February 29, 2024	March 15, 2024	$0.10
November 2, 2023	December 29, 2023	January 16, 2024	$0.41
On November 12, the Board declared a fourth quarter 2024 regular cash dividend of $0.42 per share to stockholders of record as of December 31, 2024, payable on January 15, 2025. The Board also announced a supplemental cash dividend of $0.07 per share to stockholders of record as of November 29, 2024, payable on December 16, 2024.
We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “
Dividend Reinvestment Plan
” below.

SENIOR SECURITIES
Information about our senior securities as of the end of our most recently completed fiscal year is located in “
Part II
.
Item 8. Consolidated Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 12 – Financial Highlights—Senior Securities
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.

PORTFOLIO COMPANIES
The following table describes each of the businesses included in our portfolio and reflects data as of September 30, 2024. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.
We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be “controlled” by us under the 1940 Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an “affiliated person” under the 1940 Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company’s board of directors, we may receive rights to observe such board meetings.
Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.
PORTFOLIO COMPANIES
As of September 30, 2024
(dollar amounts in thousands)
(Unaudited)

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
A&A Global Imports, LLC 3379 East 50th Street, Vernon, CA 90058	Materials	Common Stock			69	—	—	6.93%
		Senior Secured First Lien Term Loan		06/2026	1,429	992	460
		Senior Secured First Lien Term Loan		06/2026	1,606	—	—
		Senior Secured First Lien Revolver	S + 650 (100 Floor)	06/2026	451	451	451
A&R Logistics Holdings, Inc. 24 Waterway Avenue, Suite 450, The Woodlands, TX 77380	Transportation	Unitranche First Lien Term Loan	S + 675 (including 425 PIK)	08/2026	2,307	2,307	2,261
		Unitranche First Lien Term Loan	S + 675 (including 425 PIK)	08/2026	437	437	428
ABACUS Holdings I LLC 655 Third Avenue, 8th Floor, New York, NY 10017	Software & Services	Unitranche First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	06/2028	2,790	2,772	2,790

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Revolver	S + 500 (100 Floor)	06/2028	517	501	517
		Unitranche First Lien Term Loan	S + 500 (100 Floor)	06/2028	6,664	6,571	6,664
		Unitranche First Lien Delayed Draw Term Loan		06/2028	—	—	—
		Unitranche First Lien Revolver		06/2028	—	—	—
ACI Group Holdings, Inc. 5430 Wade Park Blvd, Suite 310, Raleigh, NC 27607	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 550 (75 Floor)	08/2028	6,852	6,742	6,626
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (75 Floor)	08/2028	1,214	1,208	1,175
		Unitranche First Lien Revolver	S + 550 (75 Floor)	08/2027	332	325	308
		Common Stock			907,499	909	850	0.06%
		Preferred Stock			3,719	3,645	4,918	1.06%
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (75 Floor)	08/2028	1,315	1,297	1,272
ACON Igloo Investors I, LLC 1133 Connecticut Avenue, NW, Suite 700, Washington, DC 20036	Diversified Financials	Partnership Interest			—	266	335	0.68%
Action Signature Acquisition, Inc. 1234 Wilshire Blvd., #104-A7, Los Angeles, CA 90017	Materials	Unitranche First Lien Term Loan		06/2026	3,191	3,180	2,102
		Unitranche First Lien Term Loan		11/2026	498	496	328
		Unitranche First Lien Revolver		06/2026	623	620	338
		Unitranche First Lien Term Loan		11/2026	242	241	159
		Unitranche First Lien Term Loan		06/2026	827	824	545
Acu-Serve, LLC 121 S. Main Street, Suite 102, Akron, OH 44308	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 575 (100 Floor)	10/2029	3,970	3,935	3,947
		Senior Secured First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	10/2029	219	210	207
		Senior Secured First Lien Revolver		10/2029	—	(6)	(4)
Advanced Diabetes Supply 2544 Campbell Place, Carlsbad, CA 92009	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	12/2027	3,414	3,398	3,414
		Senior Secured First Lien Term Loan	S + 500 (100 Floor)	12/2027	4,875	4,825	4,875
		Senior Secured First Lien Revolver		12/2027	—	(3)	—

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Advanced Web Technologies 600 Hoover St NE #500, Minneapolis, MN 55413	Materials	Unitranche First Lien Term Loan	S + 600 (100 Floor) (including 125 PIK)	12/2026	1,976	1,958	1,976
		Unitranche First Lien Revolver		12/2026	—	(3)	—
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (100 Floor) (including 125 PIK)	12/2026	777	770	777
Affinitiv, Inc. 1130 W Lake Cook, Suite 120, Buffalo Grove, IL 60089	Software & Services	Unitranche First Lien Revolver	S + 650 (100 Floor)	01/2025	170	170	163
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	01/2025	6,103	6,097	6,030
Alcanza Clinical Research 421 Merrimack Street, Suite 203, Methuen, MA 01844	Pharmaceuticals, Biotechnology & Life Sciences	Senior Secured First Lien Term Loan	S + 600 (100 Floor)	12/2027	7,208	7,127	7,208
		Senior Secured First Lien Revolver	S + 600 (100 Floor)	12/2027	125	124	125
Alera Group Inc. Three Parkway North, Suite 500, Deerfield, IL 60015	Diversified Financials	Unitranche First Lien Delayed Draw Term Loan	S + 525 (75 Floor)	09/2028	9,829	9,691	9,865
		Unitranche First Lien Term Loan	S + 525 (75 Floor)	09/2028	4,900	4,830	4,918
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	09/2028	951	899	1,013
Allied Universal Holdings, LLC 161 Washington Street, Suite 600, Conshohocken, PA 19428	Commercial & Professional Services	Common Stock			2,805,726	1,011	3,380	0.05%
		Common Stock			684,903	685	825	0.01%
Alpine SG, LLC 1333 N California Blvd, Suite 448, Walnut Creek, CA 94596	Software & Services	Senior Secured First Lien Term Loan	S + 600 (100 Floor)	11/2027	1,351	1,332	1,351
		Senior Secured First Lien Revolver		11/2027	—	(1)	—
		Senior Secured First Lien Term Loan	S + 650 (100 Floor)	11/2027	967	953	967
		Senior Secured First Lien Term Loan	S + 650 (100 Floor)	11/2027	3,363	3,314	3,363
		Senior Secured First Lien Term Loan	S + 650 (100 Floor)	11/2027	536	528	536
Alpine X 1 California Street, Suite 2900, San Francisco, CA 94111	Diversified Financials	Unitranche First Lien Term Loan	S + 600 (100 Floor)	12/2027	1,390	1,380	1,390
		Unitranche First Lien Revolver	S + 600 (100 Floor)	12/2027	169	167	169

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	12/2027	896	889	896
		Unitranche First Lien Term Loan	S + 600 (100 Floor)	12/2027	1,470	1,459	1,470
		Unitranche First Lien Revolver	S + 600 (100 Floor)	12/2027	79	79	79
American Refrigeration 500 Research Drive, Wilmington, MA 01887	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 600 (100 Floor)	02/2029	3,483	3,454	3,483
		Senior Secured First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	04/2029	126	126	126
		Senior Secured First Lien Term Loan	S + 600 (100 Floor)	04/2029	200	200	200
Annuity Health 1111 Pasquinelli Drive, Suite 400, Westmont, IL 60559	Health Care Equipment & Services	Senior Secured First Lien Revolver		02/2029	—	(7)	—
		Senior Secured First Lien Term Loan	S + 525 (100 Floor)	02/2029	4,179	4,142	4,179
APC Bidco Limited 10822 West Toller Drive, Suite 370, Littleton, CO 80127	Food, Beverage & Tobacco	Unitranche First Lien Term Loan	SN + 625	10/2030	4,339	5,209	5,802
		Unitranche First Lien Delayed Draw Term Loan	SN + 625	10/2030	1,244	1,493	1,663
Apps Associates LLC 289 Great Road, Suite 308, Acton, MA 01720	Software & Services	Unitranche First Lien Term Loan	S + 550 (100 Floor)	07/2027	5,481	5,422	5,402
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	07/2027	1,764	1,748	1,739
		Unitranche First Lien Revolver		07/2027	—	(8)	(11)
Arrow Management Acquisition, LLC 101 S. Tryon Street, Suite 3400, Charlotte, NC 28280	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	10/2027	4,814	4,758	4,779
		Senior Secured First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	10/2027	2,153	2,141	2,138
		Senior Secured First Lien Revolver	S + 500 (100 Floor)	10/2027	490	483	485
		Senior Secured First Lien Delayed Draw Term Loan	0	10/2027	—	—	(24)
ASP MCS Acquisition Corp. 350 Highland Drive, Suite 100, Lewisville, TX 75067	Commercial & Professional Services	Senior Secured Second Lien Term Loan	S + 600 (100 Floor)	10/2025	284	277	239
		Common Stock			13,293	1,183	166	1.12%
		Common Stock			791	—	51	0.34%
		Preferred Stock			792	792	938	0.34%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Automated Control Concepts, Inc. 3535 State Route # 66, Neptune, NJ 07753	Commercial & Professional Services	Unitranche First Lien Term Loan	S + 550 (100 Floor)	10/2026	3,578	3,491	3,578
		Unitranche First Lien Revolver		10/2026	—	(19)	—
Auveco Holdings 100 Homan Drive, Cold Spring, KY 41076	Automobiles & Components	Unitranche First Lien Revolver	S + 525 (100 Floor)	05/2028	135	131	135
		Unitranche First Lien Term Loan	S + 525 (100 Floor)	05/2028	3,959	3,904	3,959
Avalign Technologies, Inc. 2275 Half Day Road, Suite 126, Bannockburn, IL 60015	Health Care Equipment & Services	Unitranche First Lien Revolver	0	12/2028	—	(29)	—
		Unitranche First Lien Term Loan	S +725 (75 Floor) (including 362.5 PIK)	12/2028	12,951	12,722	12,950
AX VI INV2 Holding AB (Voff) Strandvägen 5, 114 51 Stockholm, Sweden	Retailing	Unitranche First Lien Term Loan	E + 650 (including 150 PIK)	08/2029	8,997	8,877	10,016
		Senior Secured First Lien Revolver		08/2029	—	(7)	—
		Senior Secured Second Lien Term Loan	E + 1000 (including 1392 PIK)	08/2030	2,363	2,379	2,630
		Unitranche First Lien Delayed Draw Term Loan	E + 650 (including 150 PIK)	08/2029	1,513	1,593	1,684
		Common Stock			1,140,447	1,086	1,501	0.90%
Balance Partners 10 Harmony Road, Huntington, NY 11743	Insurance	Senior Secured First Lien Delayed Draw Term Loan		04/2030	—	(30)	—
		Senior Secured First Lien Revolver		04/2030	—	(5)	—
		Senior Secured First Lien Term Loan	S + 500 (100 Floor)	04/2030	2,195	2,174	2,195
Bandon Fitness (Texas) Inc. 3508 Far West Blvd, Suite 322, Austin, TX 78731	Consumer Services	Unitranche First Lien Term Loan	S + 600 (100 Floor)	07/2028	4,738	4,684	4,738
		Unitranche First Lien Revolver		07/2028	—	(4)	—
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	07/2028	1,747	1,728	1,747
Banker’s Toolbox, Inc. 12331-B Riata Trace Parkway, Building 4 Suite 200, Austin, TX 78727	Software & Services	Unitranche First Lien Term Loan	S + 450 (75 Floor)	07/2027	19,236	19,236	19,428
		Unitranche First Lien Revolver		07/2027	—	(23)	—

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Bayside Opco, LLC 576 Broadhollow Road, Melville, NY 11747	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 725 (100 Floor)	05/2026	4,462	4,462	4,462
		Senior Secured First Lien Term Loan	S + 725 (100 Floor)	05/2026	1,578	1,578	1,578
		Senior Secured First Lien Revolver		05/2026	—	—	—
		Unsecured Debt	S + 1000 PIK (100 Floor)	05/2026	1,753	783	1,753
		Common Stock			1,976	—	151	2.74%
BCDI Rodeo Dental Buyer, LLC 100 East 15th Street, Suite 420, Fort Worth, TX 76102	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	12/2026	5,648	5,613	5,601
		Senior Secured First Lien Revolver	S + 525 (100 Floor)	12/2026	1,002	993	989
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	12/2026	1,259	1,252	1,249
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	12/2026	122	121	121
Belay Inc. 885 Woodstock Road, Suite 430-365, Roswell, GA 30075	Software & Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	06/2026	4,743	4,709	4,743
		Senior Secured First Lien Revolver		11/2025	—	(4)	—
Benesys Inc. 700 Tower Drive, Suite 300, Troy, MI 48098	Software & Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	10/2025	1,360	1,356	1,338
		Senior Secured First Lien Term Loan	S + 525 (100 Floor)	10/2025	289	289	284
		Senior Secured First Lien Revolver	S + 525 (100 Floor)	10/2025	125	125	123
		Senior Secured First Lien Revolver	S + 525 (100 Floor)	10/2025	117	117	115
Blue Mantis One 1st Avenue, Building 34, Suite 201, Boston, MA 02109	Software & Services	Senior Secured First Lien Delayed Draw Term Loan		08/2030	—	(15)	(38)
		Senior Secured First Lien Revolver		08/2030	—	(11)	(11)
		Senior Secured First Lien Term Loan	S + 475 (75 Floor)	08/2030	3,525	3,481	3,481
BioAgilytix 2300 Englert Drive, Durham, NC 27713	Pharmaceuticals, Biotechnology & Life Sciences	Senior Secured First Lien Term Loan	S + 650 PIK (75 Floor)	12/2028	14,638	14,466	12,203
		Senior Secured First Lien Delayed Draw Term Loan	S + 650 PIK (75 Floor)	12/2028	761	753	635

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
C-4 Analytics 701 Edgewater Drive, Suite 300, Wakefield, MA 01880	Software & Services	Senior Secured First Lien Delayed Draw Term Loan		05/2030	—	(22)	—
		Senior Secured First Lien Revolver	S + 550 (100 Floor)	05/2030	555	537	555
		Senior Secured First Lien Term Loan	S + 550 (100 Floor)	05/2030	18,454	18,271	18,454
CC Amulet Management, LLC 1164 National Drive, Suite 40, Sacramento, CA 95834	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	08/2027	4,988	4,932	4,988
		Senior Secured First Lien Revolver	S + 525 (100 Floor)	08/2027	456	447	456
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	08/2027	920	909	920
Centria Subsidiary Holdings, LLC 27777 Inkster Rd., Suite 100, Farmington Hills, MI 48334	Health Care Equipment & Services	Unitranche First Lien Revolver	P + 475 (100 Floor)	12/2025	237	225	237
		Unitranche First Lien Term Loan	S + 575 (100 Floor)	12/2025	11,309	11,261	11,309
		Common Stock			11,911	1,191	2,160	0.42%
Certify, Inc. 20 York Street, Suite 201, Portland, ME 04101	Software & Services	Common Stock			841	246	169	0.02%
Claritas, LLC 8044 Montgomery Road, Suite 455, Cincinnati, OH 45236	Software & Services	Unitranche First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	03/2026	2,426	2,415	2,426
		Unitranche First Lien Revolver		03/2026	—	(8)	—
		Unitranche First Lien Term Loan	S + 525 (100 Floor)	03/2026	10,335	10,273	10,335
Concord III, LLC 2025 First Avenue, Suite 800, Seattle, WA 98121	Software & Services	Unitranche First Lien Term Loan	S + 625 (100 Floor)	12/2028	9,403	9,314	9,215
		Unitranche First Lien Term Loan	S + 625 (100 Floor)	12/2028	275	270	264
		Unitranche First Lien Term Loan	S + 625 (100 Floor)	12/2028	550	539	539
Continental Battery Company 8585 N Stemmons Freeway, Floor 6, Dallas, TX 75247	Automobiles & Components	Unitranche First Lien Term Loan	S + 700 (100 Floor) (including 407.5 PIK)	01/2027	7,447	7,387	5,203
		Unitranche First Lien Delayed Draw Term Loan	S + 700 (100 Floor) (including 407.5 PIK)	01/2027	2,746	2,736	1,919

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
ConvenientMD 111 New Hampshire Avenue, Portsmouth, NH 03801	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	06/2029	5,651	5,585	5,621
		Senior Secured First Lien Revolver		06/2029	—	(9)	(4)
Crusoe Bidco Limited Skyguard House 457 Kingston Road, New Malden KT19 0DB	Commercial & Professional Services	Unitranche First Lien Term Loan	SN + 652.66	12/2025	6,128	7,645	8,193
		Unitranche First Lien Delayed Draw Term Loan	SN + 652.66	12/2025	828	1,006	1,108
DataVail 11800 Ridge Parkway, Suite 125, Broomfield, CO 80021	Software & Services	Senior Secured First Lien Term Loan	S + 575 (100 Floor)	01/2029	7,096	7,033	7,096
		Senior Secured First Lien Delayed Draw Term Loan		01/2029	—	(20)	—
		Senior Secured First Lien Revolver	S + 575 (100 Floor)	01/2029	516	511	516
		Senior Secured First Lien Revolver	S + 575 (100 Floor)	01/2029	80	77	80
Duraserv LLC 2200 Luna Road, Suite 160, Carrollton, TX 75006	Commercial & Professional Services	Senior Secured First Lien Delayed Draw Term Loan	S + 475 (75 Floor)	06/2031	124	115	106
		Senior Secured First Lien Revolver		06/2030	—	(8)	(9)
		Senior Secured First Lien Term Loan	S + 475 (75 Floor)	06/2031	4,821	4,774	4,772
Eagle Midco B.V. (Avania) Hoogoorddreef 15, 1101BA Amsterdam	Pharmaceuticals, Biotechnology & Life Sciences	Unitranche First Lien Term Loan	E + 625 (including 175 PIK)	07/2029	2,225	2,282	2,477
		Unitranche First Lien Delayed Draw Term Loan	E + 625 (including 175 PIK)	07/2029	1,286	1,242	1,286
		Senior Secured First Lien Revolver		01/2029	—	—	—
		Unitranche First Lien Term Loan	S + 625 (including 175 PIK)	07/2029	3,449	3,379	3,449
Effective School Solutions LLC 121 Chanlon Road, New Providence, NJ 07974	Consumer Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	11/2027	7,556	7,482	7,556
		Senior Secured First Lien Revolver	S + 500 (100 Floor)	11/2027	928	912	928
Efor Holding 25-29 Rue Anatole France, 92300 Levallois-Perret, France	Commercial & Professional Services	Unitranche First Lien Term Loan	E + 650	10/2030	2,882	3,068	3,208
		Unitranche First Lien Delayed Draw Term Loan	E + 650	10/2030	993	1,045	1,105

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
EMS Buyer, Inc. PO Box 863, Lewisville, NC 27023	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 575 (100 Floor)	11/2027	11,478	11,358	11,478
		Unitranche First Lien Revolver	S + 575 (100 Floor)	11/2027	403	398	403
		Unitranche First Lien Term Loan	S + 575 (100 Floor)	11/2027	978	966	978
		Unitranche First Lien Term Loan	S + 575 (100 Floor)	11/2027	2,095	2,095	2,095
Envocore Holding, LLC 750 MD Route 3 South, Suite 19, Gambrills, MD 21054	Capital Goods	Senior Secured First Lien Term Loan	750	12/2025	6,753	6,726	6,753
		Senior Secured Second Lien Term Loan		12/2026	9,146	7,053	1,194
		Senior Secured First Lien Revolver	750	12/2025	972	970	972
		Preferred Stock			534,722	—	—	53.47%
		Common Stock			521,354	—	—	47.89%
Eshipping 10812 NW Highway 45, Parkville, MO 64152	Capital Goods	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	11/2027	5,620	5,555	5,620
		Senior Secured First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	11/2027	867	862	867
		Senior Secured First Lien Revolver		11/2027	—	(12)	—
Essential Services Holding Corporation 3416 Robards Court, Louisville, KY 40218	Diversified Financials	Unitranche First Lien Delayed Draw Term Loan		06/2030	—	(7)	4
		Unitranche First Lien Revolver		06/2031	—	(9)	—
		Unitranche First Lien Term Loan	S + 500 (75 Floor)	06/2031	7,584	7,509	7,603
Evergreen IX Borrower 2023, LLC 12950 Worldgate Drive, Suite 600, Herndon, VA 20170	Software & Services	Unitranche First Lien Term Loan	S + 475 (75 Floor)	09/2030	13,399	13,086	13,265
		Unitranche First Lien Revolver		09/2029	—	(31)	(15)
		Unitranche First Lien Term Loan	S + 475 (75 Floor)	09/2030	2,793	2,765	2,765
Everlast Parent Inc. 2501 Parmenter Street, Suite 300C, Middleton, WI 53562	Consumer Services	Unitranche First Lien Term Loan	S + 650 (100 Floor)	10/2026	13,502	13,362	13,358
		Unitranche First Lien Revolver	S + 650 (100 Floor)	10/2026	599	584	581
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	10/2026	3,318	3,262	3,238
		Common Stock			948	948	835	0.09%
Evolution BuyerCo, Inc. 234 Lafayette Roads, Hampton, NH 03842	Insurance	Unitranche First Lien Term Loan	S + 625 (100 Floor)	04/2028	8,063	8,011	8,063

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Revolver		04/2027	—	(4)	—
		Unitranche First Lien Delayed Draw Term Loan	S + 625 (100 Floor)	04/2028	1,415	1,403	1,415
		Common Stock			2,917	292	432	0.07%
		Unitranche First Lien Delayed Draw Term Loan	S + 625 (100 Floor)	04/2028	1,727	1,710	1,727
		Unitranche First Lien Delayed Draw Term Loan	S + 675 (100 Floor)	04/2028	247	244	247
Explorer Investor, Inc. 2041 Rosecrans Avenue, Suite 245, El Segundo, CA 90245	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 600 (50 Floor)	06/2029	13,481	12,987	13,008
FH MD Buyer, Inc 25700 Interstate 45 North, Suite 300, Spring, TX 77386	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 500 (75 Floor)	07/2028	19,400	19,295	19,303
First Eagle Greenway Fund II, LLC 500 Boylston Street, Suite 1250, Boston, MA 02116	Diversified Financials	Partnership Interest			—	—	—	0.00%
First Eagle Logan JV, LLC 500 Boylston Street, Suite 1250, Boston, MA 02116	Diversified Financials	Partnership Interest			—	41,413	31,397	80.00%
Formulations Parent Corporation 375 University Avenue Westwood, MA 02090	Materials	Unitranche First Lien Term Loan	S + 575 (75 Floor)	11/2030	9,856	9,679	9,705
		Unitranche First Lien Revolver		11/2029	—	(29)	(25)
Freeport Financial SBIC Fund LP 200 South Wacker Drive, Chicago, IL 60606	Diversified Financials	Partnership Interest			—	1,312	1,227	4.59%
FS Whitewater Borrower, LLC 106 Vintage Park Blvd, #100, Houston, TX 77070	Consumer Services	Unitranche First Lien Term Loan	S + 575 (75 Floor)	12/2027	5,030	4,969	5,030
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	12/2027	1,689	1,680	1,689
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	12/2027	1,678	1,659	1,678
		Unitranche First Lien Revolver		12/2027	—	(8)	—
		Common Stock			6,897	690	582	0.13%
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (75 Floor)	12/2027	1,832	1,820	1,832
		Unitranche First Lien Term Loan	S + 575 (75 Floor)	12/2027	698	684	698
GACP II LP 11100 Santa Monica Blvd, Suite 800, Los Angeles, CA 90025	Diversified Financials	Partnership Interest			—	1,145	688	7.78%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Galway Borrower, LLC 1 California Street, Suite 400, San Francisco, CA 94111	Insurance	Unitranche First Lien Term Loan	S + 450 (75 Floor)	09/2028	6,482	6,419	6,450
		Unitranche First Lien Revolver	S + 450 (75 Floor)	09/2028	141	136	135
		Unitranche First Lien Delayed Draw Term Loan		09/2028	—	(3)	(3)
		Unitranche First Lien Revolver		09/2028	—	(1)	(7)
Gener8, LLC 2560 Junction Avenue, San Jose, CA 95134	Technology, Hardware & Equipment	Senior Secured First Lien Term Loan	S + 800 (including 150 PIK)	08/2025	5,726	5,726	3,852
		Senior Secured First Lien Revolver	S + 800 (including 150 PIK)	08/2025	1,219	1,219	723
		Senior Secured First Lien Term Loan	S + 800 (100 Floor) (including 150 PIK)	08/2025	246	246	166
GH Parent Holdings Inc. 300 Executive Center Drive, Suite 201, Greenville, SC 29615	Commercial & Professional Services	Unitranche First Lien Term Loan	S + 525 (100 Floor)	05/2027	12,779	12,680	12,779
		Unitranche First Lien Revolver	S + 525 (100 Floor)	05/2027	264	250	264
		Unitranche First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	05/2027	6,159	6,159	6,159
GrapeTree Medical Staffing, LLC 2501 Boji Bend Drive, Milford, IA 51357	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	04/2026	6,031	6,003	5,987
		Senior Secured First Lien Revolver		04/2026	—	(7)	(4)
		Senior Secured First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	04/2026	3,534	3,518	3,508
Great Lakes Dental Partners, LLC 676 N Michigan Avenue, Suite 3535, Chicago, IL 60611	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 725 (100 Floor) (including 100 PIK)	06/2026	4,935	4,894	4,750
		Unitranche First Lien Revolver	S + 725 (100 Floor) (including 100 PIK)	06/2026	306	303	291
Greencross (Vermont Aus Pty Ltd) Quarter One, Level 2, 1 Epping Road, North Ryde, NSW 2113	Retailing	Unitranche First Lien Term Loan	B + 575	03/2028	29,250	21,463	20,219
		Unitranche First Lien Term Loan	B + 575 (75 Floor)	03/2028	5,310	3,656	3,671
Gryphon Partners 3.5, L.P. 1 Maritime Plaza, Suite 2300, San Francisco, CA 94111	Diversified Financials	Partnership Interest			—	145	32	0.42%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Guardian Access Solutions 7336 Cockrill Bend Blvd, Nashville, TN 37209	Commercial & Professional Services	Senior Secured First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	08/2029	1,071	1,050	1,054
		Senior Secured First Lien Revolver	S + 600 (100 Floor)	08/2029	338	322	331
		Senior Secured First Lien Term Loan	S + 575 (100 Floor)	08/2029	2,871	2,810	2,848
Hercules Borrower LLC 412 Georgia Avenue, Suite 300, Chattanooga, TN 37403	Commercial & Professional Services	Unitranche First Lien Term Loan	S + 550 (100 Floor)	12/2026	18,456	18,241	18,456
		Unitranche First Lien Revolver		12/2026	—	(21)	—
		Common Stock			1,153,075	1,153	1,791	0.31%
		Unitranche First Lien Term Loan	S + 550 (100 Floor)	12/2026	240	237	240
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	12/2026	1,432	1,422	1,432
HGH Purchaser, Inc. 320 Century Blvd, Wilmington, DE 19805	Consumer Services	Common Stock			4,171	417	425	0.10%
		Unitranche First Lien Delayed Draw Term Loan	S + 750 (75 Floor) (including 250 PIK)	11/2026	3,319	3,308	3,186
		Unitranche First Lien Delayed Draw Term Loan	S + 750 (75 Floor) (including 250 PIK)	11/2026	3,288	3,266	3,157
		Unitranche First Lien Revolver		11/2026	—	(1)	(62)
		Unitranche First Lien Term Loan	S + 750 (75 Floor) (including 250 PIK)	11/2026	7,822	7,783	7,510
Homecare Partners Management, LLC 4655 Salisbury Road, Jacksonville, FL 32256	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 575 (100 Floor)	05/2027	4,414	4,364	4,414
		Senior Secured First Lien Revolver	P + 475 (100 Floor)	05/2027	704	690	704
		Senior Secured First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	05/2027	3,302	3,251	3,302
		Senior Secured First Lien Term Loan	S + 575 (100 Floor)	05/2027	1,075	1,061	1,075
		Senior Secured First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	06/2030	805	805	805
Hospice Care Buyer, Inc. 500 Faulconer Dr, Suite 200, Charlottesville, VA 22903	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	14,643	14,501	14,594

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	2,674	2,635	2,666
		Unitranche First Lien Revolver	S + 650 (100 Floor)	12/2026	591	573	586
		Unitranche First Lien Delayed Draw Term Loan	S + 650 (100 Floor)	12/2026	2,722	2,681	2,713
		Common Stock			13,985	1,398	1,483	0.25%
		Common Stock			754	75	80	0.01%
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	388	382	387
HS Spa Holdings Inc. (Hand & Stone) 1210 Northbrook Drive, Suite 150, Trevose, PA 19053	Consumer Services	Common Stock			1,791,160	1,791	1,458	0.29%
		Unitranche First Lien Revolver	S + 450 (75 Floor)	06/2028	465	446	465
		Unitranche First Lien Term Loan	S + 525 (75 Floor)	06/2029	10,187	10,056	10,187
		Unitranche First Lien - Last Out Term Loan	1237.5 PIK	06/2030	1,678	1,651	1,630
		Unitranche First Lien Term Loan	S + 525 (75 Floor)	06/2029	883	868	890
		Unitranche First Lien Delayed Draw Term Loan		06/2029	—	(4)	8
Hsid Acquisition, LLC 1250 23rd Street NW, 4th Floor, Washington, DC 20037	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 475 (100 Floor)	01/2026	3,703	3,685	3,703
		Senior Secured First Lien Delayed Draw Term Loan	S + 475 (100 Floor)	01/2026	2,784	2,771	2,784
		Senior Secured First Lien Revolver		01/2026	—	(3)	—
iLending LLC 7257 S Tucson Way, Englewood, CO 80112	Diversified Financials	Senior Secured First Lien Term Loan	S + 850 (100 Floor) (including 200 PIK)	06/2026	4,371	4,371	3,395
		Senior Secured First Lien Revolver		06/2026	—	—	(160)
Infobase 132 W 31st Street, 16th Floor, New York, NY 10001	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	06/2028	11,046	10,892	10,882
		Senior Secured First Lien Revolver	S + 550 (100 Floor)	06/2028	798	779	776
Ingenio, LLC 182 Howard Street, Suite 826, San Francisco, CA 94105	Consumer Services	Unitranche First Lien Term Loan	S + 700 (100 Floor)	08/2026	4,682	4,632	4,705
		Unitranche First Lien Term Loan	S + 700 (100 Floor)	08/2026	2,074	2,049	2,085

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Integrated Pain Management Medical Group, Inc. 1125 Missouri Street, Suite 203, Fairfield, CA 94533	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 650 (100 Floor)	06/2026	2,982	2,982	2,982
		Unitranche First Lien Delayed Draw Term Loan	S + 650 (100 Floor)	06/2026	358	358	358
		Unitranche First Lien Revolver		06/2026	—	—	—
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	06/2026	820	820	820
Integrity Marketing Acquisition, LLC 911 Cypress Waters Blvd., Suite 450, Dallas, TX 75019	Insurance	Common Stock			287,484	533	965	0.02%
		Preferred Stock			1,247	1,215	2,373	0.96%
		Unitranche First Lien Term Loan		08/2028	—	—	—
		Unitranche First Lien Revolver		08/2028	—	—	7
		Unitranche First Lien Term Loan	S + 500 (75 Floor)	08/2028	20,276	20,276	20,383
Integro Parent, Inc. 590 Madison Avenue, 39th Floor, New York, NY 10022	Insurance	Senior Secured First Lien Term Loan	S + 1225 PIK (100 Floor)		680	680	680
		Senior Secured Second Lien Term Loan	S + 1225 PIK (100 Floor)		5,135	4,517	5,099
		Common Stock			4,468	454	—	0.14%
Iris Buyer, LLC 1501 Yamato Road, Boca Raton, Florida, 33431	Commercial & Professional Services	Unitranche First Lien Term Loan	S + 625 (100 Floor)	10/2030	10,515	10,247	10,725
		Unitranche First Lien Delayed Draw Term Loan	S + 625 (100 Floor)	10/2030	991	955	1,022
		Unitranche First Lien Revolver		10/2029	—	(35)	—
		Common Stock			577	577	623	0.06%
		Common Stock			576,923	—	30	0.05%
Isagenix International, LLC 155 East Rivulon Blvd, Gilbert, AZ 85297	Food & Staples Retailing	Senior Secured First Lien Term Loan	S + 660 (100 Floor) (including 410 PIK)	04/2028	3,092	2,878	2,679
		Common Stock			202,844	—	—	2.75%
IVX Health Merger Sub, Inc. 214 Centerview Drive, Suite 250, Brentwood, TN 37027	Health Care Equipment & Services	Unsecured Debt	1400 PIK	06/2031	7,445	7,268	7,668
		Unitranche First Lien Revolver		06/2030	—	(67)	—
		Common Stock			2,199	2,199	2,199	0.23%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Term Loan	S + 500 (100 Floor)	06/2030	17,113	16,778	17,455
Jordan Bidco, Ltd. Cygnus Sunrise Pkwy, Linford Wood, Milton Keynes, England, MK14 6LS	Software & Services	Unitranche First Lien Term Loan	SN + 575	08/2028	13,234	17,867	17,694
		Unitranche First Lien Delayed Draw Term Loan	SN + 575	08/2028	407	522	544
JTM Foods LLC 2126 East 33rd Street, Erie, PA 16510	Food, Beverage & Tobacco	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	05/2027	4,886	4,840	4,886
		Senior Secured First Lien Revolver	S + 525 (100 Floor)	05/2027	747	739	747
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	05/2027	664	661	664
King Mid LLC 2321 NW 41st Street, Suite B, Gainesville, FL 32606	Diversified Financials	Senior Secured First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	12/2027	3,483	3,461	3,483
		Senior Secured First Lien Revolver		12/2027	—	(2)	—
		Senior Secured First Lien Term Loan	S + 550 (100 Floor)	12/2027	3,382	3,339	3,382
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	12/2027	1,435	1,435	1,435
Laseraway Intermediate Holdings II, LLC 307 S. Robertson Blvd., Beverly Hills, CA 90211	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 575 (75 Floor)	10/2027	5,918	5,845	5,899
Lash Opco LLC 1256 Main Street, Suite 256, Southlake, TX 76092	Household & Personal Products	Unitranche First Lien Term Loan	S + 775 (100 Floor) (including 510 PIK)	03/2026	3,047	3,033	2,921
		Unitranche First Lien Revolver	S + 775 (100 Floor) (including 510 PIK)	09/2025	379	377	363
		Unitranche First Lien Term Loan	S + 775 (100 Floor) (including 510 PIK)	03/2026	3,106	3,088	2,978
		Unitranche First Lien Term Loan	S + 775 (including 510 PIK)	03/2026	1,008	1,003	967
Learn-It Systems, LLC 3600 Clipper Mill Rd. Suite 330, Baltimore, MD 21211	Consumer Services	Senior Secured First Lien Revolver		09/2026	—	(3)	—
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor) (including 275 PIK)	09/2026	2,627	2,603	2,627
		Senior Secured First Lien Term Loan	S + 525 (100 Floor) (including 275 PIK)	09/2026	4,443	4,407	4,443

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor) (including 275 PIK)	09/2026	1,190	1,180	1,190
Legalshield 1 Pre-Paid Way, Ada, OK 74820	Consumer Services	Common Stock			372	372	793	0.06%
Lexipol (Ranger Buyer, Inc.) 2611 Internet Blvd, Suite 100, Frisco, TX 75034	Software & Services	Unitranche First Lien Term Loan	S + 500 (75 Floor)	11/2028	12,926	12,755	12,796
		Unitranche First Lien Revolver		11/2027	—	(13)	(11)
		Common Stock			638	638	797	0.07%
		Common Stock			638	—	—	0.07%
		Unitranche First Lien Term Loan	S + 500 (75 Floor)	11/2028	1,105	1,094	1,094
		Common Stock			5	5	6	0.00%
Lighthouse Behavioral Health Solutions, LLC 140 E Town Street, Suite 1450, Columbus, OH 43213	Health Care Equipment & Services	Senior Secured First Lien Revolver	S + 650 (100 Floor) (including 75 PIK)	03/2028	1,153	1,149	1,053
		Senior Secured First Lien Delayed Draw Term Loan	S + 650 (100 Floor) (including 75 PIK)	03/2028	469	467	428
		Senior Secured First Lien Term Loan	S + 650 (100 Floor) (including 75 PIK)	03/2028	2,250	2,242	2,055
Lighthouse Lab Services 1337 Hundred Oaks Dr, Suite A, Charlotte, NC 28217	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 575 (100 Floor)	10/2027	5,550	5,486	5,415
		Senior Secured First Lien Revolver	S + 575 (100 Floor)	10/2027	921	907	891
Lightspeed Buyer, Inc. 16260 North 71st Street, Suite 325, Scottsdale, AZ 85254	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 525 (100 Floor)	02/2026	9,550	9,502	9,550
		Unitranche First Lien Revolver		02/2026	—	(5)	—
		Unitranche First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	02/2026	1,730	1,725	1,730
		Unitranche First Lien Term Loan	S + 525 (100 Floor)	02/2026	2,176	2,160	2,176
		Unitranche First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	02/2026	962	962	962

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Lion Cashmere Bidco Limited Warren Park Way Unit 21, Warrens Park, Enderby, Leicester, England, LE19 4SA, United Kingdom	Consumer Durables & Apparel	Unitranche First Lien Term Loan	S + 600 (50 Floor)	03/2028	4,352	4,287	4,173
		Unitranche First Lien Term Loan	S + 600 (50 Floor)	03/2028	9,939	9,798	9,532
		Unitranche First Lien Term Loan	S + 600 (50 Floor)	03/2028	4,953	4,874	4,750
		Unitranche First Lien Delayed Draw Term Loan		03/2028	—	(52)	(126)
List Partners, Inc. 3098 Piedmont Road, Suite 200, Atlanta, GA 30305	Software & Services	Senior Secured First Lien Revolver	S + 600 (100 Floor) (including 50 PIK)	06/2025	316	314	311
		Senior Secured First Lien Term Loan	S + 600 (100 Floor) (including 50 PIK)	06/2025	3,598	3,593	3,559
Loadmaster Derrick & Equipment, Inc. 1084 Cruse Ave, Broussard, LA 70518	Energy	Senior Secured Second Lien Note	1200	03/2031	1,250	1,250	1,173
		Preferred Stock			3,000,000	3,000	3,000	100.00%
LSCS Holdings, Inc. (Eversana) 190 N Milwaukee St, Milwaukee, WI 53202	Pharmaceuticals, Biotechnology & Life Sciences	Senior Secured Second Lien Term Loan	S + 800 (50 Floor)	12/2029	14,700	14,444	14,149
		Common Stock			3,096	953	1,203	0.07%
		Preferred Stock			447	447	543	0.10%
Mann Lake Ltd. 501 1st Street South, Hackensack, MN 56452	Food, Beverage & Tobacco	Senior Secured First Lien Revolver	S + 550 (100 Floor)	10/2024	850	850	764
		Senior Secured First Lien Term Loan	S + 550 (100 Floor)	10/2024	1,686	1,686	1,526
Mario Purchaser, LLC 1552 Ridgely Street, Baltimore, MD 21230	Consumer Services	Common Stock			118	118	120	0.02%
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	04/2029	5,159	5,125	5,159
		Unitranche First Lien - Last Out Term Loan	S + 1075 PIK	04/2032	4,094	4,009	4,216
		Unitranche First Lien Revolver	S + 575 (75 Floor)	04/2028	104	91	104
		Unitranche First Lien Term Loan	S + 575 (75 Floor)	04/2029	9,689	9,548	9,689
		Common Stock			1,027	1,027	1,042	0.17%
		Unitranche First Lien Delayed Draw Term Loan	S + 575.3 (100 Floor)	04/2029	476	389	476

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Marlin DTC-LS Midco 2, LLC 500 Enterprise Drive, 2nd Floor, Rocky Hill, CT 06067	Consumer Services	Unitranche First Lien Revolver		07/2025	—	—	(2)
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	07/2025	2,994	2,991	2,955
MB2 Dental 2403 Lacy Lane, Carrollton, TX 75006	Health Care Equipment & Services	Unitranche First Lien Delayed Draw Term Loan	S + 600 (75 Floor)	02/2031	341	322	384
		Unitranche First Lien Delayed Draw Term Loan		02/2031	—	(23)	26
		Unitranche First Lien Revolver		02/2031	—	(4)	—
		Unitranche First Lien Term Loan	S + 600 (75 Floor)	02/2031	6,130	6,071	6,252
Medical Review Institute of America 2875 South Decker Lake Drive, Suite 300, West Valley City, UT 84119	Health Care Equipment & Services	Senior Secured First Lien Revolver	P + 400 (100 Floor)	07/2030	16	8	8
		Senior Secured First Lien Term Loan	S + 500 (100 Floor)	07/2030	5,700	5,643	5,645
Medicus IT 100 North Point Center East, Suite 150, Alpharetta, GA 30022	Software & Services	Unitranche First Lien Delayed Draw Term Loan		07/2030	—	(7)	(27)
		Unitranche First Lien Revolver	S + 525 (75 Floor)	07/2030	165	154	154
		Unitranche First Lien Term Loan	S + 525 (75 Floor)	07/2030	6,100	6,041	6,041
MeriCal, LLC 2995 East Miraloma Avenue, Anaheim, CA 92806	Retailing	Unitranche First Lien Term Loan	S + 775 PIK (100 floor)	11/2024	8,415	8,415	4,854
		Preferred Stock			521	103	—	0.78%
		Common Stock			5,334	—	—	1.50%
MHS Acquisition Holdings, LLC 3235 Levis Commons Blvd. Perrysburg, OH 43551	Commercial & Professional Services	Preferred Stock			1,060	923	1,036	0.22%
		Common Stock			11	9	—	0.17%
		Unsecured Debt	1350 PIK	03/2026	321	320	305
		Unsecured Debt	1350 PIK	03/2026	965	964	915
		Senior Secured First Lien Term Loan	S + 600 (100 Floor)	07/2027	608	601	608
		Senior Secured First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	07/2027	219	217	219
		Senior Secured First Lien Revolver		07/2027	—	(1)	—
		Senior Secured First Lien Term Loan	S + 625 (100 Floor)	07/2027	39	39	39

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Senior Secured First Lien Term Loan	S + 650 (100 Floor)	07/2027	39	39	39
Minuteman Security Technologies, Inc. 1 Connector Road, Andover, MA 01810	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	02/2029	4,307	4,219	4,307
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	02/2029	1,938	1,918	1,938
		Senior Secured First Lien Revolver		02/2029	—	(20)	—
		Senior Secured First Lien Delayed Draw Term Loan		02/2029	—	—	—
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	02/2029	2,544	2,544	2,544
Miraclon Corporation Excelsiorlaan 32-34, Zaventem, Vlaams Brabant Belgium	Commercial & Professional Services	Common Stock			1,025	1	—	0.04%
		Preferred Stock			90,601	91	152	0.04%
		Unitranche First Lien Term Loan	E + 575	04/2026	9,119	10,216	10,151
		Unitranche First Lien Term Loan	S + 575	04/2026	3,329	3,299	3,329
MRI Software LLC 28925 Fountain Parkway, Solon, OH 44139	Software & Services	Unitranche First Lien Delayed Draw Term Loan	S + 475 (75 Floor)	02/2027	342	334	337
		Unitranche First Lien Term Loan	S + 475 (100 Floor)	02/2026	17,899	17,797	17,899
		Unitranche First Lien Revolver		02/2026	—	(9)	(46)
		Unitranche First Lien Term Loan	S + 475 (100 Floor)	02/2026	1,286	1,279	1,286
		Unitranche First Lien Delayed Draw Term Loan	S + 475 (100 Floor)	02/2027	1,499	1,488	1,494
Multi Specialty Healthcare (AMM LLC) 9601 Pulaski Park Drive, Suite 417, Baltimore, MD 21220	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 625 (100 Floor)	12/2026	3,647	3,623	3,647
		Senior Secured First Lien Revolver	S + 625 (100 Floor)	12/2026	602	598	602
		Senior Secured First Lien Term Loan	S + 625 (100 Floor)	12/2026	147	146	147
		Senior Secured First Lien Term Loan	S + 625 (100 Floor)	12/2026	2,744	2,724	2,744
		Senior Secured First Lien Term Loan	S + 625 (100 Floor)	12/2026	97	96	97
MWD Management LLC (United Derm) 1000 Health Park Drive, Suite 100, Brentwood, TN 37027	Health Care Equipment & Services	Senior Secured First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	06/2027	4,421	4,370	4,421

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Senior Secured First Lien Term Loan	S + 500 (100 Floor)	06/2027	5,488	5,421	5,488
		Senior Secured First Lien Revolver	S + 500 (100 Floor)	06/2027	560	546	560
Net Health Acquisition Corp. 40 24th Street, Third Floor, Pittsburgh, PA 15222	Software & Services	Unitranche First Lien Revolver		07/2031	—	(16)	(17)
		Unitranche First Lien Term Loan	S + 500 (75 Floor)	07/2031	13,295	13,165	13,163
New Era Technology, Inc. 1370 Avenue of the Americas, 10th Floor, New York, NY 10019	Software & Services	Unitranche First Lien Term Loan	S + 625 (100 Floor)	10/2026	3,002	2,980	2,963
		Unitranche First Lien Revolver	S + 625 (100 Floor)	10/2026	182	181	179
		Unitranche First Lien Delayed Draw Term Loan	S + 625 (100 Floor)	10/2026	1,929	1,912	1,904
		Unitranche First Lien Delayed Draw Term Loan	S + 625 (100 Floor)	10/2026	6,393	6,352	6,311
		Unitranche First Lien Revolver	S + 625 (100 Floor)	10/2026	389	384	382
Newcleus, LLC 411 S State Street, 3rd Floor, Newtown, PA 18940	Insurance	Senior Secured First Lien Term Loan	S + 800 (including 200 PIK)	08/2026	5,212	4,962	4,850
		Senior Secured First Lien Revolver		08/2026	—	(16)	(30)
		Senior Secured First Lien Delayed Draw Term Loan		08/2026	—	(16)	(32)
NMN Holdings III Corp. 155 Franklin Road, Suite 100, Brentwood, TN 37027	Software & Services	Common Stock			11,111	1,111	1,981	0.09%
Nurture Landscapes Nursery Court, London Road, Windlesham, Surrey, GU20 6LQ	Commercial & Professional Services	Unitranche First Lien Term Loan	SN + 650	06/2028	1,416	1,960	1,894
		Unitranche First Lien Delayed Draw Term Loan	SN + 650	06/2028	392	524	524
		Unitranche First Lien Delayed Draw Term Loan	SN + 650	06/2028	11,000	13,364	14,707
		Unitranche First Lien Delayed Draw Term Loan	SN + 650	06/2028	2,135	2,642	2,854
		Unsecured Debt	SN + 650	06/2028	1,302	1,585	1,741
Odessa Technologies, Inc. Two Liberty Place, 50 South 16th St., Suite 1900, Philadelphia, PA 19102	Software & Services	Senior Secured First Lien Revolver		10/2027	—	(26)	—

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Senior Secured First Lien Term Loan	S + 550 (75 Floor)	10/2027	9,402	9,297	9,402
		Common Stock			10,714	1,071	1,186	0.29%
OEM Group, LLC 2120 W. Guadalupe Road, Gilbert, AZ 85233	Semiconductor and Semiconductor Equipment	Senior Secured First Lien Term Loan		09/2025	8,768	6,336	3,593
		Senior Secured Second Lien Term Loan		09/2025	32,125	—	—
		Common Stock			20,000	—	—	100.00%
		Senior Secured Second Lien Revolver		09/2025	17,887	—	—
		Senior Secured Second Lien Term Loan		09/2025	15,445	—	—
Oliver Packaging LLC 10 Gilpin Avenue, Hauppauge, NY 11788	Capital Goods	Senior Secured First Lien Term Loan	S + 550 (100 Floor) (including 50 PIK)	07/2028	3,333	3,291	3,275
		Senior Secured First Lien Revolver	S + 550 (100 Floor) (including 50 PIK)	07/2028	149	143	140
		Senior Secured First Lien Term Loan	S + 550 (100 Floor) (including 50 PIK)	07/2028	250	246	246
Omni Ophthalmic Management Consultants, LLC 485 Route 1 South, Iselin, NJ 08830	Health Care Equipment & Services	Senior Secured First Lien Revolver	S + 700 (100 Floor) (including 75 PIK)	09/2025	859	859	845
		Senior Secured First Lien Term Loan	S + 700 (100 Floor) (including 75 PIK)	09/2025	6,689	6,691	6,581
		Senior Secured First Lien Term Loan	S + 700 (100 Floor) (including 75 PIK)	09/2025	878	870	864
		Senior Secured First Lien Term Loan	S + 700 (100 Floor) (including 75 PIK)	09/2025	297	297	292
		Senior Secured First Lien Term Loan	S + 700 (100 Floor) (including 75 PIK)	09/2025	248	248	244
Online Labels Group, LLC 2021 E. Lake Mary Blvd. Sanford, Florida 32773 United States	Materials	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	12/2029	4,268	4,231	4,268
		Senior Secured First Lien Delayed Draw Term Loan		12/2029	—	(2)	—

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Senior Secured First Lien Delayed Draw Term Loan		12/2029	—	(2)	—
		Senior Secured First Lien Revolver		12/2029	—	(6)	—
Ontario Systems, LLC 1150 W Kilgore Ave, Muncie, IN 47305	Software & Services	Unitranche First Lien Delayed Draw Term Loan	S +650 (100 Floor) (including 100 PIK)	08/2025	1,083	1,082	1,035
		Unitranche First Lien Revolver	S +650 (100 Floor) (including 100 PIK)	08/2025	500	499	478
		Unitranche First Lien Term Loan	S + 550 (100 Floor) (including 100 PIK)	08/2025	3,133	3,122	2,995
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (100 Floor) (including 100 PIK)	08/2025	543	538	519
		Unitranche First Lien Term Loan	S + 550 (100 Floor) (including 100 PIK)	08/2025	443	441	423
Painters Supply & Equipment Company 25195 Brest Road, Taylor, MI 48180	Capital Goods	Unitranche First Lien Term Loan	S + 550 (100 Floor)	08/2027	1,989	1,967	1,989
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	08/2027	889	884	889
		Unitranche First Lien Revolver	S + 550 (100 Floor)	08/2027	250	245	250
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	04/2030	172	172	172
		Unitranche First Lien Term Loan	S + 550 (100 Floor)	04/2030	848	848	848
Palmetto Moon LLC 1950 Hanahan Road, North Charleston, SC 29406	Retailing	Common Stock			61	—	340	1.70%
Park Place Technologies, LLC 5910 Landerbrook Drive, Cleveland, OH 44124	Software & Services	Unsecured Debt	1250 PIK	05/2029	1,097	1,097	1,048
		Common Stock			479	479	—	0.06%
		Common Stock			442,203	27	439	0.05%
		Common Stock			685,018	—	—	1.96%
Patriot Acquisition Topco S.A.R.L 247 Station Drive, Suite, NE 1, Westwood, Massachusetts 02090	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 525 (100 Floor)	01/2028	2,848	2,806	2,848

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Revolver		01/2026	—	(12)	—
		Unitranche First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	01/2028	11,864	11,699	11,864
		Common Stock			1,192	1,192	1,354	0.15%
		Common Stock			16,416	46	—	0.12%
		Unitranche First Lien Term Loan	S + 525 (100 Floor)	01/2028	362	356	362
		Unitranche First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	01/2028	1,768	1,731	1,768
		Unsecured Debt	1400 PIK	02/2030	3,764	3,701	3,847
Patriot Growth Insurance Services, LLC 501 Office Center Dr, Suite 215, Fort Washington, PA 19034	Insurance	Unitranche First Lien Term Loan	S + 500 (75 Floor)	10/2028	9,111	9,031	9,042
		Unitranche First Lien Revolver	S + 500 (75 Floor)	10/2028	110	102	105
		Unitranche First Lien Delayed Draw Term Loan	S + 500 (75 Floor)	10/2028	2,798	2,779	2,777
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	10/2028	433	421	426
PCS Retirement 1801 Market Street, Suite 1000, Philadelphia, PA, 19103	Diversified Financials	Unitranche First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	03/2030	179	172	179
		Unitranche First Lien Revolver	S + 575 (100 Floor)	03/2030	123	116	123
		Unitranche First Lien Term Loan	S + 575 (100 Floor)	03/2030	5,075	5,028	5,075
Perforce Software, Inc. 400 First Avenue North, #400, Minneapolis, MN 55401	Software & Services	Senior Secured Second Lien Term Loan	S + 800	07/2027	5,000	5,000	5,006
Pinnacle Purchaser, LLC 717 17th Street, Suite 1850 Denver, CO 80202	Diversified Financials	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	12/2029	7,196	7,132	7,196
		Senior Secured First Lien Revolver	S + 550 (100 Floor)	12/2029	125	118	125
Pitch MidCo B.V. Abr. Kroesweg 44, 2742 KX Waddinxveen	Commercial & Professional Services	Unitranche First Lien Delayed Draw Term Loan		04/2031	—	(20)	(44)
		Unitranche First Lien Term Loan	E + 625	04/2031	2,864	2,984	3,101
Plasma Buyer LLC (PathGroup) 5301 Virginia Way, Brentwood, TN 37027	Health Care Equipment & Services	Unitranche First Lien Delayed Draw Term Loan	S + 625 (75 Floor)	05/2029	162	158	156
		Unitranche First Lien Revolver	S + 575 (75 Floor)	05/2029	454	443	437
		Unitranche First Lien Term Loan	S + 575 (75 Floor)	05/2029	7,151	7,046	6,997

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Point Quest Acquisition, LLC 12755 N. CA-88, Lodi, CA 95240	Consumer Services	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	08/2028	4,823	4,771	4,823
		Senior Secured First Lien Revolver	S + 550 (100 Floor)	08/2028	214	202	214
		Senior Secured First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	08/2028	620	617	620
PPV Intermediate Holdings LLC (Vetcor) 141 Longwater Drive, Suite 108, Norwell, MA 02061	Consumer Services	Unitranche First Lien Revolver		08/2029	—	(3)	(6)
		Unitranche First Lien Term Loan	S + 575 (75 Floor)	08/2029	3,513	3,480	3,513
		Common Stock			312,500	313	337	0.01%
		Unsecured Debt	1375 PIK	08/2030	1,170	1,149	1,129
		Unsecured Debt	1375 PIK	08/2030	293	282	280
Premier Dental Care Management, LLC 3333 New Hyde Park Rd, Suite 304, New Hyde Park, NY 11042	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 525 (75 Floor)	08/2028	9,262	9,148	9,171
		Unitranche First Lien Delayed Draw Term Loan	S + 525 (75 Floor)	08/2028	5,025	5,017	4,976
		Unitranche First Lien Revolver	S + 525 (75 Floor)	08/2027	189	167	166
		Unitranche First Lien Delayed Draw Term Loan	S + 525 (75 Floor)	08/2028	707	688	667
PromptCare Intermediate, LP 41 Spring Street, Suite 103, New Providence, NJ 07974	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 600 (100 Floor)	09/2027	10,185	10,067	10,181
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	09/2027	1,587	1,575	1,586
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	04/2030	2,106	2,066	2,104
Pye-Barker Fire & Safety, LLC 2500 Northwinds Parkway, Suite 200, Alpharetta, GA 30009	Commercial & Professional Services	Unitranche First Lien Delayed Draw Term Loan	S + 450 (75 Floor)	05/2031	1,141	1,141	1,137
		Unitranche First Lien Revolver	S + 450 (75 Floor)	05/2030	327	327	319
		Unitranche First Lien Term Loan	S + 450 (75 Floor)	05/2031	26,428	26,428	26,343
Quorum Health Resources 1573 Mallory Lane, Suite 100, Brentwood, TN 37027	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 525 (100 Floor)	05/2027	5,218	5,182	5,185
		Unitranche First Lien Revolver		05/2027	—	(6)	(4)

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Receivable Solutions, Inc. 800 Dutch Square Boulevard, Suite 100, Columbia, SC 29210	Commercial & Professional Services	Senior Secured First Lien Revolver	P + 450 (100 Floor)	10/2025	120	120	118
		Senior Secured First Lien Term Loan	S + 550 (100 Floor)	10/2025	2,144	2,137	2,132
		Preferred Stock			137,000	137	302	0.34%
Right Networks, LLC 300 Innovative Way, Suite 2340, Nashua, NH 03062	Software & Services	Unitranche First Lien Revolver	S + 600 (100 Floor)	05/2026	163	163	163
		Unitranche First Lien Term Loan	S + 600 (100 Floor)	05/2026	9,279	9,239	9,279
		Unitranche First Lien Term Loan	S + 600 (100 Floor)	05/2026	8,078	8,013	8,078
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	05/2026	2,059	2,043	2,059
Ruffalo Noel Levitz, LLC 1025 Kirkwood Parkway SW, Cedar Rapids, IA 52404	Software & Services	Unitranche First Lien Revolver	S + 650 (100 Floor) (including 425 PIK)	12/2026	310	310	284
		Unitranche First Lien Term Loan	S + 650 (100 Floor) (including 425 PIK)	12/2026	2,541	2,521	2,331
Safco Dental Supply, LLC 1111 Corporate Grove Drive, Buffalo Grove, IL 60089	Health Care Equipment & Services	Unitranche First Lien Revolver	S + 550 (100 Floor)	06/2025	282	281	271
		Unitranche First Lien Term Loan	S + 550 (100 Floor)	06/2025	4,043	4,031	3,966
Sandvine Corporation 410 Albert Street, Suite 201, Waterloo, Ontario N2L 3V3, Canada	Telecommunication Services	Common Stock			81,818	—	—	0.82%
Saturn Borrower Inc 5 Becker Farm Road, Roseland, NJ 07068	Software & Services	Unitranche First Lien Term Loan	S + 650 (100 Floor)	09/2026	19,877	19,642	19,802
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	09/2026	2,421	2,392	2,412
		Unitranche First Lien Revolver	S + 650 (100 Floor)	09/2026	1,755	1,738	1,748
		Common Stock			434,163	434	380	0.07%
Seko Global Logistics Network, LLC 1501 East Woodfield Road, Suite 210E, Schaumburg, IL 60173	Commercial & Professional Services	Senior Secured First Lien Term Loan		07/2027	4,973	4,883	3,432
		Senior Secured First Lien Revolver		07/2027	992	954	584
Seniorlink Incorporated 120 St. James Avenue, 4th Floor, Boston, MA 02116	Health Care Equipment & Services	Unitranche First Lien Revolver		12/2027	—	(10)	—

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2027	9,582	9,480	9,774
		Common Stock			68,182	423	2,355	0.24%
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2027	4,737	4,662	4,832
		Unitranche First Lien Revolver		12/2027	—	(7)	—
Service Logic Acquisition, Inc. 214 N Tryon Street, Suite 2425, Charlotte, NC 28202	Commercial & Professional Services	Senior Secured Second Lien Term Loan	1150	10/2028	5,107	5,011	5,107
		Senior Secured Second Lien Delayed Draw Term Loan	1150	10/2028	2,359	2,310	2,359
		Common Stock			13,132	1,313	3,341	0.13%
Slickdeals Holdings, LLC 6010 South Durango Drive, Suite 200, Las Vegas, NV 89113	Retailing	Common Stock			89	891	948	0.24%
		Unitranche First Lien Revolver		06/2024	—	(1)	—
		Unitranche First Lien Term Loan	S + 625 (100 Floor)	06/2024	13,911	13,860	13,911
Smartronix, LLC 310 The Bridge Street, Suite 350, Huntsville, AL 35806	Software & Services	Unitranche First Lien Term Loan	S + 600 (100 Floor)	11/2028	23,447	23,118	23,447
		Unitranche First Lien Revolver		11/2028	—	(40)	—
Smile Doctors LLC 5400 LBJ Freeway, Suite 800, Dallas, TX 75240	Health Care Equipment & Services	Unitranche First Lien Revolver		12/2027	—	(16)	(12)
		Common Stock			1,191	714	580	0.04%
		Unitranche First Lien Delayed Draw Term Loan	S + 590 (75 Floor)	12/2028	791	791	790
		Unitranche First Lien Term Loan	S + 590 (75 Floor)	12/2028	15,430	15,327	15,411
Soltis 20 N Main Street, Suite 400, St George, UT 84770	Diversified Financials	Unitranche First Lien Delayed Draw Term Loan		08/2030	—	(6)	(44)
		Unitranche First Lien Revolver	S + 500 (100 Floor)	08/2030	100	91	91
		Unitranche First Lien Term Loan	S + 500 (100 Floor)	08/2030	1,900	1,867	1,868
SolutionReach, Inc. 2600 N Ashton Blvd, Lehi, UT 84043	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 700 (100 Floor)	07/2025	4,624	4,600	4,608
		Senior Secured First Lien Revolver		07/2025	—	—	(2)
SQAD Holdco, Inc. 303 S Broadway, Suite 108, Tarrytown, NY 10591	Software & Services	Unitranche First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	04/2028	2,370	2,356	2,370

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Revolver		04/2028	—	(13)	—
		Unitranche First Lien Term Loan	S + 575 (100 Floor)	04/2028	8,749	8,633	8,749
Stepping Stones Healthcare Services, LLC 184 High Street, Suite 701, Boston, MA 02110	Consumer Services	Unitranche First Lien Term Loan	S + 500 (75 Floor)	12/2028	12,877	12,686	13,014
		Unitranche First Lien Delayed Draw Term Loan	S + 500 (75 Floor)	12/2028	2,890	2,872	2,921
		Unitranche First Lien Revolver		12/2026	—	(23)	—
		Common Stock			11,321	1,132	1,182	0.13%
		Unitranche First Lien Delayed Draw Term Loan	S + 500 (75 Floor)	12/2028	376	351	417
Summit 7 Systems, LLC 2 Parade Street NW, Huntsville, AL 35806	Software & Services	Senior Secured First Lien Revolver	S + 575 (100 Floor)	05/2028	528	524	528
		Senior Secured First Lien Term Loan	S + 575 (100 Floor)	05/2028	5,181	5,111	5,181
		Senior Secured First Lien Term Loan	S + 575 (100 Floor)	05/2028	2,376	2,376	2,376
Sun Acquirer Corp. 3945 E. Fort Lowell Road, #211, Tucson, AZ 85712	Automobiles & Components	Unitranche First Lien Term Loan	S + 575 (75 Floor)	09/2028	12,685	12,523	12,779
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	09/2028	8,965	8,879	9,033
		Unitranche First Lien Revolver		09/2027	—	(21)	14
		Common Stock			6,148	615	810	0.07%
		Unitranche First Lien Term Loan	S + 575 (75 Floor)	09/2028	2,431	2,399	2,449
		Common Stock			428	43	56	0.00%
SuperHero Fire Protection, LLC 1305 Lakes Parkway, Suite 115, Lawrenceville, GA 30043	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 625 (100 Floor)	09/2026	5,465	5,442	5,430
		Senior Secured First Lien Revolver	S + 625 (100 Floor)	09/2026	377	374	374
Sydney US Buyer Corp. (3B Scientific) 251 Little Falls Drive, Wilmington, DE 19808	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 600 (50 Floor)	07/2029	3,693	3,618	3,693
		Unitranche First Lien Term Loan	E + 600	07/2029	3,899	3,495	3,899
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (50 Floor)	07/2029	1,936	1,896	1,965
		Unitranche First Lien Delayed Draw Term Loan	S + 600 (50 Floor)	07/2029	6,040	5,798	6,040

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
Teal Acquisition Co., Inc 1200 Lenox Drive, Suite 100, Lawrenceville, NJ 08648	Pharmaceuticals, Biotechnology & Life Sciences	Unitranche First Lien Term Loan	S + 625 (100 Floor)	09/2026	2,174	2,148	2,174
		Unitranche First Lien Revolver	S + 625 (100 Floor)	09/2026	1,018	1,005	1,018
		Unitranche First Lien Term Loan	S + 625 (100 Floor)	09/2026	1,200	1,189	1,200
		Common Stock			5,555	556	265	0.14%
Team Select (CSC TS Merger SUB, LLC) 2999 N. 44th Street, Suite 100, Phoenix, AZ 85018	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	05/2029	6,221	6,168	6,221
		Senior Secured First Lien Revolver		05/2029	—	(5)	—
		Senior Secured First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	05/2029	358	349	358
		Senior Secured First Lien Delayed Draw Term Loan		06/2030	—	—	—
		Senior Secured First Lien Term Loan	S + 550 (100 Floor)	06/2030	2,594	2,594	2,594
Technology Partners, LLC 8757 Red Oak Blvd, Charlotte, NC 28217	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 500 (100 Floor)	11/2027	4,539	4,480	4,528
		Unitranche First Lien Revolver		11/2027	—	(11)	(2)
TecoStar Holdings, Inc. 18 Commerce Way, Suite 4800, Wilmington, MA 01801	Commercial & Professional Services	Common Stock			500,000	500	3	0.00%
The Hilb Group, LLC 6802 Paragon Place, Suite 200, Richmond, VA 23230	Insurance	Unitranche First Lien Term Loan	S + 575 (100 Floor)	12/2026	3,467	3,434	3,467
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	12/2026	981	971	981
		Unitranche First Lien Revolver	S + 575 (100 Floor)	12/2025	121	119	121
		Unitranche First Lien Term Loan	S + 575 (100 Floor)	12/2026	1,029	1,018	1,029
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	12/2026	1,730	1,714	1,730
		Unitranche First Lien Revolver	S + 575 (100 Floor)	12/2025	51	50	51
		Unitranche First Lien Delayed Draw Term Loan	S + 550 (75 Floor)	12/2026	4,085	4,065	4,085
		Unitranche First Lien Revolver	S + 575 (100 Floor)	12/2025	40	39	40

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
The Mulch & Soil Company, LLC 4353 Michigan Link, Fort Myers, FL 33916	Consumer Services	Senior Secured First Lien Term Loan	S + 600 (100 Floor)	04/2026	3,626	3,586	3,626
		Senior Secured First Lien Revolver	S + 600 (100 Floor)	04/2026	328	316	328
TMA Buyer, LLC 1876 Utica Square, Third Floor, Tulsa, OK 74114	Software & Services	Unitranche First Lien Term Loan	S + 650 (100 Floor)	09/2027	3,050	2,965	3,050
		Unitranche First Lien Revolver	S + 650 (100 Floor)	09/2027	115	105	115
		Unitranche First Lien Delayed Draw Term Loan	S + 650 (100 Floor)	09/2027	363	353	363
Transportation Insight, LLC 310 Main Ave Way SE, Hickory, NC 28602	Software & Services	Senior Secured First Lien Term Loan	S + 550 (including 245 PIK)	06/2027	4,944	4,935	4,170
		Senior Secured First Lien Delayed Draw Term Loan	S + 550 (including 245 PIK)	06/2027	1,229	1,226	1,036
		Senior Secured First Lien Revolver	S + 550 (including 245 PIK)	06/2027	334	332	217
Tricor Borrower, LLC 230 W Cherry Street, Lancaster, WI 53813	Insurance	Unitranche First Lien Term Loan	S + 500 (100 Floor)	10/2026	3,181	3,148	3,172
		Unitranche First Lien Revolver	S + 500 (100 Floor)	10/2026	115	112	115
		Unitranche First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	10/2026	1,196	1,183	1,192
TriStrux, LLC 40 Galesi Drive, Wayne, NJ 07470	Capital Goods	Senior Secured First Lien Term Loan	S + 800 (100 Floor) (including 200 PIK)	12/2026	2,710	2,667	2,019
		Senior Secured First Lien Revolver	S + 800 (100 Floor) (including 200 PIK)	12/2026	954	938	686
		Senior Secured First Lien Delayed Draw Term Loan	S + 800 (100 Floor) (including 200 PIK)	12/2026	951	936	708
Unifeye Vision Partners 2651 North Harwood Street, Suite 120, Dallas, TX 75201	Health Care Equipment & Services	Senior Secured First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	09/2025	2,954	2,940	2,918
		Senior Secured First Lien Revolver	S + 600 (100 Floor)	09/2025	567	561	546
		Senior Secured First Lien Term Loan	S + 600 (100 Floor)	09/2025	5,144	5,119	5,080
		Senior Secured First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	09/2025	4,946	4,943	4,884
USA Hometown Experts, Inc. 2080 Myrtlewood Drive, Montgomery, AL 36111	Consumer Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	11/2029	1,489	1,476	1,489

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	11/2029	1,646	1,631	1,646
		Senior Secured First Lien Revolver		11/2029	—	(8)	—
Vantage Insurance Partners, Inc. 60 East 42nd Street, Suite 520, New York, NY 10165	Insurance	Unitranche First Lien Delayed Draw Term Loan		12/2028	—	(21)	(57)
		Unitranche First Lien Revolver	S + 600 (100 Floor)	12/2028	78	71	68
		Unitranche First Lien Term Loan	S + 600 (100 Floor)	12/2028	4,602	4,560	4,545
VetStrategy 7000 Pine Valley Drive, Suite 201, Woodbridge, ON L4L 4Y8, Canada	Health Care Equipment & Services	Preferred Stock			2,126,875	968	2,195	0.01%
		Common Stock			37,612	30	—	0.01%
Vital Care Buyer, LLC 12 Cadillac Drive, Suite 230, Brentwood, TN 37212	Health Care Equipment & Services	Unitranche First Lien Revolver		07/2031	—	(3)	(3)
		Common Stock			649	1	1	0.01%
		Common Stock			64	64	64	0.01%
		Unitranche First Lien Term Loan	S + 475 (75 Floor)	07/2031	2,152	2,130	2,130
Vivid Seats Ltd. 111 N. Canal St, Suite 800, Chicago, IL 60606	Retailing	Common Stock			608,108	608	808	0.14%
WCT Group Holdings, LLC 600 Park Offices Drive Suite 200 Research Triangle Park, NC 27709 USA	Pharmaceuticals, Biotechnology & Life Sciences	Unitranche First Lien Term Loan	S + 625 (75 Floor)	12/2029	3,350	3,275	3,417
		Unitranche First Lien Revolver	S + 625 (75 Floor)	12/2029	57	47	57
		Common Stock			118	1,177	1,232	0.09%
WhiteHawk III Onshore Fund L.P. 11601 Wilshire Blvd, Suite 1200, Los Angeles, CA 90025	Diversified Financials	Partnership Interest			—	6,319	6,800	2.83%
Winxnet Holdings LLC 5747 Perimeter Drive, Suite 110, Dublin, OH 43017	Software & Services	Unitranche First Lien Delayed Draw Term Loan	S + 650 (100 Floor)	12/2025	617	615	617
		Unitranche First Lien Delayed Draw Term Loan	S + 650 (100 Floor)	12/2025	1,012	1,006	1,012
		Unitranche First Lien Revolver	S + 650 (100 Floor)	12/2025	651	648	651
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2025	1,877	1,872	1,877

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term *	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Fair Value	Percentage of Class Held
3SI Security Systems 101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Technology, Hardware & Equipment	Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2026	3,560	3,470	3,556
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2025	1,497	1,488	1,497
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2025	1,117	1,106	1,117
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2025	196	195	196
Wrench Group LLC 1787 Williams Drive, Marietta, GA 30066	Consumer Services	Common Stock			2,337	235	572	0.03%
		Common Stock			655	66	160	0.01%
		Senior Secured Second Lien Term Loan	1125	04/2027	4,833	4,769	4,858
Xpress Global Systems, LLC 6137 Shallowford Road, Chattanooga, TN 37421	Transportation	Common Stock			12,544	—	1,254	31.40%

Total Investments						$1,601,015	$1,591,433

(1)
The Company has determined that indicated investments are
non-qualifying
assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying
assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(2)
The Company generally earns a higher interest rate on the “last out” tranche of debt, to the extent the debt has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(3)
As defined in the 1940 Act, the Company is deemed to “control” this portfolio company as the Company either owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(4)	As defined in the 1940 Act, the company is deemed to be an “Affiliated Investment” of the Company as the Company owns 5% or more of the portfolio company’s securities.

MANAGEMENT
The information below supplement the information contained under the captions “
Proposal 1: Election of Class
 III Directors
” and “
Corporate Governance
” in our most recent Proxy Statement for our Annual Meeting of Stockholders, which is incorporated by reference herein, and “
Part I. Item 1. Business
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.
PORTFOLIO MANAGEMENT
The Company considers the members of the Investment Committee of Crescent Cap Advisors, LLC to be the Company’s portfolio managers. The following individuals function as portfolio managers with the most significant responsibility for the day-to-day
management of the Company’s portfolio.

Name	Position	Length of Service with Crescent Cap Advisors, LLC (years)	Principal Occupation(s) During Past Five Years
Jason A. Breaux	Chief Executive Officer, Crescent Capital BDC	Since 2000	Chairman of Crescent Cap Advisors’ investment committee and Managing Director of Crescent Capital Group LP within the private credit strategy.

Henry A. Chung	President, Crescent Capital BDC	Since 2015	Serves on Crescent Cap Advisors’ investment committee and Managing Director of Crescent Capital Group LP within the private credit strategy.

John S. Bowman	Managing Director, Crescent Capital Group LP	Since 2012	Serves on Crescent Cap Advisors’ investment committee and Managing Director of Crescent Capital Group LP within the private credit strategy.

Christopher G. Wright	President, Crescent Capital Group LP	Since 2001	Serves on Crescent Cap Advisors’ investment committee and President of Crescent Capital Group LP.
Collectively or separately, John Bowman, Jason Breaux and Chris Wright are also primarily responsible for the day-to-day
management of certain other accounts and pooled investment vehicles, with approximately $16.8 billion of capital under management, of which certain accounts and vehicles, with approximately $13.4 billion of capital under management, are subject to performance or incentive fees.
The following table sets forth the dollar range of the Company’s equity securities based on the closing price of the Company’s common stock as of September 30, 2024 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2023 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Crescent Capital BDC (1)
Jason A. Breaux	$500,001–$1,000,000
Henry A. Chung	$100,001–$500,000
John S. Bowman	None
Christopher G. Wright	$100,001–$500,000

(1)	Dollar ranges are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
Based on a review of Schedule 13D and Schedule 13G and Schedule 13G filings, as of January 31, 2025, there were no persons that owned 25% or more of Crescent Capital BDC’s outstanding voting securities and no person would be deemed to control Crescent Capital BDC, as such term is defined in the 1940 Act, as a result of share ownership.
The following table sets forth, as of September 30, 2024 (unless otherwise noted), the number of shares of Crescent Capital BDC common stock
beneficially owned by each of its current directors and named executive officers, all directors and executive officers as a group and beneficial owners who directly or indirectly own, control or hold, with the power to vote, five percent or more of the outstanding Crescent Capital BDC common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of Crescent Capital BDC common stock is based upon Schedule 13D, Schedule 13G, Form 4 or other filings by such persons with the SEC and other information obtained from such persons.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Name and address (1)	Type of ownership	Shares owned	Percentage of the Corporation’s outstanding Common Stock as of Record Date
Independent Directors
Kathleen S. Briscoe	Co m mon	—	—
Susan Y. Lee	Common	—	—
Michael S. Segal	Common	5,034	*
Steven F. Strandberg	Common	251,145	0.68%
George G. Strong, Jr.	Common	35,250	*
Interested Director
Elizabeth Ko	Common	—	—
Executive Officers
Jason Breaux	Common	47,636	0.13%
Erik Barrios	Common	1,979	*
Gerhard Lombard	Common	29,003	*
Henry Chung	Common	14,325	*
George P. Hawley	Common	13,860	*
Raymond Barrios	Common	14,425	*
Kirill Bouek	Common	776	*
All Directors and Officers as a Group	Common	402,361	1.09%

(1)	The address for the Advisor and each Director or officer is c/o Crescent Capital BDC, Inc., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.
*	Less than 0.1% percent.

Type of ownership	Name and address	Shares owned		Percentage of the Corporation’s outstanding Common Stock as of Record Date
Five Percent Stockholders
Common	Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	390,361	(1)	8.74%
Common	Texas County & District Retirement System 901 Mopac South Barton Oaks Plaza IV, Ste. 500 Austin, TX 78746	5,001,752	(2)	13.50%
Common	Sun Life Assurance Company of Canada Sun Life Financial Inc. One York Street Tornoto, Ontario, Canada M5J 0B6	2,226,308	(3)	6.01%

(1)
Information obtained from a joint Schedule 13G filed by Karpus Investment Management with the Securities and Exchange Commission (the “SEC”) on February 13, 2024 reporting share ownership as of December 31, 2023.

(2)	Information obtained from a Schedule 13G/A filed by Texas County & District Retirement System with the SEC on January 31, 2024 reporting share ownership as of December 31, 2023.
(3)	Information obtained from a Schedule 13G filed by Sun Life Assurance Company of Canada with the SEC on November 26, 2024.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
We calculate the value of our investments in accordance with the procedures described in “
Part II. Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 2. Summary of Significant Accounting Policies
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.

DIVIDEND REINVESTMENT PLAN
We adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions (including distributions of capital gains or return of capital) on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash dividend or other distribution, then stockholders who are participating in the dividend reinvestment plan (the “Participants”), will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Participation in the dividend reinvestment plan requires no action on the part of a stockholder, and a stockholder who does not wish to participate must “opt out” of the dividend reinvestment plan.
Distributions with respect to shares of common stock registered in the name of a broker or other financial intermediary will be reinvested in additional shares of common stock under the dividend reinvestment plan, unless the broker or nominee does not participate in the dividend reinvestment plan. The plan administrator shall establish an account for shares acquired pursuant to the dividend reinvestment plan for each participating stockholder. The plan administrator will hold each participating stockholder’s shares, together with the shares of other participating stockholders, in non-certificated
form. Those stockholders whose shares are held by a broker or other financial intermediary who participates in the dividend reinvestment plan may receive dividends in cash by notifying their broker or another financial intermediary of their election. Stockholders whose shares are held by a broker or other financial intermediary may not be able to transfer their shares to another broker or financial intermediary and continue to participate in the dividend reinvestment plan. Stockholders whose shares are held by a broker or other financial intermediary should consult their broker-dealers for details regarding reinvestment.
To implement the dividend reinvestment plan, with respect to each distribution made under the dividend reinvestment plan, the Board of Directors reserves the right, subject to the provisions of the 1940, Act, to either may use newly issued shares or we may purchase shares in the open market, in each case to the extent permitted under applicable law, whether our shares are trading at, above or below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the applicable stock exchange on the date of such distribution subject to the adjustments described below. Stockholders may have a fractional interest in shares and distributions on fractional shares shall be credited to such stockholders’ account. If a stockholder with a fractional share terminates its account under the dividend reinvestment plan, the plan administrator will distribute cash to the stockholder at the market value of the shares at the time of termination. The market price per share of our common stock on a particular date shall be the closing price for such shares on the applicable stock exchange on such date or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). If we determine to make open market purchase of our shares for the accounts of Participants, the purchase price for such shares shall be set to the average weighted price for all shares purchased for Plan participants with respect to such distribution. The Board of Directors would typically cause the Fund to make open market purchases of its shares for the accounts of participants under the dividend reinvestment plan if doing so was permitted under applicable law and was accretive to shareholders.
There are no brokerage charges to stockholders who participate in the dividend reinvestment plan. The plan administrator’s fees under the plan are paid by us, and stockholders therefore ultimately bear the cost of plan fees.
The reinvestment of our dividends may increase the amount of our assets, which could result in increases in management and incentive fees paid to our Advisor.

Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Stockholders who participate in the dividend reinvestment plan will not receive a cash distribution to offset any tax payments that are due, and income or gains will be realized even if a stockholder does not receive a cash distribution. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “
U.S. Federal Income Tax Considerations
” below.
Participants may opt out of the dividend reinvestment plan or terminate their accounts under the dividend reinvestment plan by notifying the plan administrator by submitting a letter of instruction opting out of, or terminating the Participant’s account under the dividend reinvestment plan to Crescent Capital BDC, Inc., care of the plan administrator at the addresses set forth below:

Regular Mail	Overnight Mail
Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions PO Box 1342 Brentwood, NY 11717-071	Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717-8309 Attn: IWS
Notice of termination shall be effective immediately if the participant’s notice is received by the plan administrator at least 10 days prior to any record date for a distribution to stockholders; otherwise, such termination shall be effective only with respect to any subsequent distribution.
A participant may elect to receive an entire distribution in cash by notifying the plan administrator in writing so that such notice is received by the plan administrator no later than the record date for such distribution to stockholders.
The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator by mail at the addresses listed above or by telephone at
1-877-830-4936
or
1-720-378-5591.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of U.S. federal income tax considerations generally applicable to the ownership, and disposition of shares of our preferred stock or common stock and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt
organizations, insurance companies, stockholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market
method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds shares in our preferred stock or common stock as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar,
non-U.S.
stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” and passive foreign investment companies (“PFICs”). This summary is limited to stockholders that hold our preferred stock or common stock as capital assets (within the meaning of the Code), and does not address owners of a stockholder. This discussion is based upon the Code, its legislative history, existing and certain proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt
securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.
If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of that preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock, debt securities, or in units of more than one of our securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A
“non-U.S.
stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder or an entity or arrangement that is treated as a partnership for U.S. federal income tax purposes.
An investment in shares of our preferred stock or common stock is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to a stockholder of an investment in the shares of our preferred stock or common stock will depend on the facts of such stockholder’s particular situation. Stockholders are strongly urged to consult their tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our preferred stock or common stock, as well as the effect of state, local and foreign tax laws and the effect of any possible changes in tax laws.

ELECTION TO BE TAXED AS A RIC
As a BDC, we have elected to be treated and intend to operate in a manner so as to continuously qualify annually as a RIC under the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our net ordinary income or capital gains that we timely distribute (or are deemed to distribute) to our stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally will be taxable to stockholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to stockholders. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year at least 90% of our “investment company taxable income,” as defined by the Code (the “Annual Distribution Requirement”). See “
Part I. Item 1A. Risk Factors—Risk Factors—Risks Relating to Our Business—We will be subject to corporate level income tax if we are unable to qualify as a RIC
” and “
—We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.
TAXATION AS A RIC
If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;
then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or capital gains not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one year period ending October 31 in that calendar year (unless an election is made to use our taxable year) and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax Requirement”). We have paid in the past, and may pay in the future, such excise tax on a portion of our income.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

•	qualify to be treated as a BDC at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP” (collectively, the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under the Code, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

We may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, or
“OID”
(such as debt instruments with
“payment-in-kind”
interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Requirement, even though we will not have received any corresponding cash amount. To enable us to make distributions to stockholders that will be sufficient to satisfy the Annual Distribution Requirement and the Excise Tax Requirement we may need to liquidate or sell some of our assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forgo new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the 1940 Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.
A portfolio company in which we invest may face financial difficulty that requires us to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, or result in unusable capital losses and future non-cash
income. Any such reorganization could also result in our receiving assets that give rise to non-qualifying
income for purposes of the 90% Income Test.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate
taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, (f) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (g) cause us to recognize income or gain without receipt of a corresponding cash payment, and (h) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.
Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
Our investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes, which would decrease our yield on those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by us.

If we purchase shares in a PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market
at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to restrictions that may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.
Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. To ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may choose to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes that in turn pay us distributions. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this result, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.
We are limited in our ability to deduct expenses in excess of our investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, we are not permitted to carry forward our net operating losses to subsequent years, so these net operating losses generally will not pass through to our stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, we may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset our investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.
FAILURE TO QUALIFY AS A RIC
If we fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of the taxable year, we may still continue to be taxed as a RIC for the relevant taxable year if we are eligible for certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis
failures of the Diversification Tests where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.
If we were to fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay corporate-level tax on the unrealized appreciation recognized during the succeeding five-year period unless we make a special election to recognize gain to the extent of any unrealized appreciation in our assets at the time of requalification.

If we are unable to qualify for treatment as a RIC (including as a result of failing to satisfy the Annual Distribution Requirement), and relief is not available as discussed above, we would be subject to tax on all of our taxable income at the regular corporate U.S. federal income tax rate (and we also would be subject to any applicable state and local taxes). We would not be able to deduct distributions to stockholders and would not be required to make distributions for U.S. federal income tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction and noncorporate U.S. stockholders would be eligible for the reduced rates applicable to “qualified dividend income.” Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis in its shares of our preferred stock or common stock, and any remaining distributions would be treated as capital gains. See “
Election to Be Taxed as a RIC
” above and “
Part I. Item 1A. Risk Factors—Risk Factors—Risk Factors—Risks Relating to Our Business—We will be subject to corporate level income tax if we are unable to qualify as a RIC
” and “
—We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein. The following discussion assumes that we qualify as a RIC.
TAXATION OF U.S. STOCKHOLDERS
The following summary generally describes U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock beneficially owned by U.S. stockholders (as defined above). If you are not a U.S. stockholder, this section does not apply to you.
Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. U.S. stockholders are urged to consult their tax advisors about the U.S. tax consequences of investing in shares of our preferred stock or common stock.
Distributions on Our Preferred Stock and Common Stock
Distributions by us generally are taxable as ordinary income or capital gain. To the extent such distributions we pay to non-corporate
U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“qualified dividends”), if properly reported and provided that certain holding period and other requirements are met, generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. A portion of our ordinary dividends, but not capital gain dividends, paid to U.S. corporate stockholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year. However, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to qualified dividends or the dividends-received deduction available to corporations under the Code. A corporate U.S. stockholder may be required to reduce its basis in our preferred stock or common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of the U.S. stockholder’s holding period in our preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s preferred stock or common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder’s adjusted tax basis in our preferred stock or common stock in their individual circumstances.

Although we currently intend to distribute our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a “deemed dividend.” In that case, among other consequences: we will pay U.S. federal corporate income tax on the retained amount; each U.S. stockholder will be required to include their pro rata share of the deemed distribution in income as if it had been actually distributed to them; and the U.S. stockholder will be entitled to claim a credit equal to their pro rata share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis in our preferred stock or common stock.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by a U.S. stockholders on December 31 of the year in which the dividend was declared.
We have the ability to declare a large portion of a dividend in shares of our stock. As long as a certain portion of such dividend is available to be paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. stockholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even if most of the dividend was paid in shares of our stock. If stockholders purchase shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. stockholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.
Distributions out of our current and accumulated earnings and profits will generally not be eligible for the 20% pass-through deduction under Section 199A of the Code, although we may pay Section 199A dividends with respect to qualified REIT dividends earned by us, if any.
The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income, dividends eligible for the dividends received deduction) for each tax year based upon the percentage of total dividends distributed to each class for such year.
Sale or Other Disposition of Our Preferred Stock or Common Stock
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder’s shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between a U.S. stockholder’s adjusted tax basis in our preferred stock or common stock sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if a U.S. stockholder has held our preferred stock or common stock for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock in which a U.S. stockholder has a holding period of six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income.
Non-corporate
U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate
U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Medicare Tax on Net Investment Income
Non-corporate
U.S. stockholders generally are subject to a 3.8% Medicare surtax on their “net investment income,” the calculation of which includes taxable gain from the disposition of our preferred stock or common stock and any distributions on our preferred stock or common stock (including the amount of any deemed distribution) to the extent such distribution is treated as a dividend or as capital gain (as described above under “
Taxation of U.S. Stockholders—Distributions on Our Preferred Stock and Common Stock
”).
Non-corporate
U.S. stockholders are urged to consult their tax advisors on the effect of acquiring, holding and disposing of our preferred stock or common stock, on the computation of “net investment income” in their individual circumstances.
Disclosure of Certain Recognized Losses.
Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to either our preferred stock or common stock of $2 million or more for a non-corporate
U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year, such stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain “portfolio securities” in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders are urged to consult own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
TAXATION OF
NON-U.S.
STOCKHOLDERS
The following discussion applies only to persons that are
non-U.S.
stockholders. If you are not a
non-U.S.
stockholder, this discussion does not apply to you.
Whether an investment in our preferred stock or common stock is appropriate for a
non-U.S.
stockholder will depend upon that stockholder’s particular circumstances. An investment in our preferred stock or common stock by a
non-U.S.
stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a
non-U.S.
stockholder.
Non-U.S.
stockholders are urged to consult their tax advisors as to the tax consequences of acquiring, holding and disposing of our preferred stock or common stock before investing.
Distributions on, and Sale or Other Disposition of Our Preferred Stock or Common Stock
Distributions of our investment company taxable income to
non-U.S.
stockholders will be subject to U.S. withholding tax at a rate of 30% (unless reduced or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.
Actual or deemed distributions of our net capital gain to a
non-U.S.
stockholder, and gains recognized by a
non-U.S.
stockholder upon the sale of our preferred stock or common stock, will generally not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the
non-U.S.
stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.
Non-U.S.
stockholders of our preferred stock or common stock are encouraged to consult their advisors as to the applicability of an income tax treaty in their individual circumstances.
In general, no U.S. withholding taxes will be imposed on dividends paid by RICs to
non-U.S.
stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends” and satisfy certain other requirements Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a
non-U.S.
stockholder. We expect that a portion of our dividends will qualify as interest-related dividends, although we cannot assure you the exact proportion that will so qualify.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a
non-U.S.
stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the
non-U.S.
stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. To obtain the refund, the
non-U.S.
stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the
non-U.S.
stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

We have the ability to declare a large portion of a dividend in shares of our common stock. As long as a certain portion of such dividend is available to be paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our
non-U.S.
stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in shares of our common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a
non-U.S.
stockholder.
WITHHOLDING AND INFORMATION REPORTING ON FINANCIAL ACCOUNTS
Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our preferred stock or common stock to: (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial
foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements or is subject to an applicable “intergovernmental agreement.” In certain cases, the relevant foreign financial institution or non-financial
foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.
Non-U.S.
stockholders are urged to consult their tax advisors regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect of any amounts withheld.

DESCRIPTION OF SECURITIES
This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.
As of January 31, 2025, Crescent Capital BDC, Inc. (“Crescent Capital,” the “Company,” “we,” “us” or “our”) had one class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, our common stock. In this section, references to “Crescent Capital,” “we,” “
us
” and “our” refer only to Crescent Capital and not any of its subsidiaries.
Common Stock, $0.001 par value per share
The statements made under this caption include summaries of certain provisions contained in our Charter and Bylaws, each of which is filed as an exhibit to our most recent Annual Report on Form
10-K.
We encourage you to read our Charter, our Bylaws, and the applicable provisions of the Maryland General Corporation Law (“MGCL”).
Our authorized stock consists of 200,010,000 shares of stock, par value $0.001 per share, 200,000,000 of wh
ich are currently classified as common stock and 10,000 of which are currently classified as preferred stock. Our common stock trades on The NASDAQ Global Market under the symbol “CCAP.” On January 31, 2025, the last reported sales price of our common stock on The NASDAQ Global Market was $18.94 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.
Under our Charter, our board of directors (the “Board”) is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the MGCL, the Charter provides that a majority of the entire Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that has authority to issue.
Common Stock
All shares of common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except as otherwise provided in the Charter or where their transfer is restricted by federal and state securities laws or by contract.
In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after pays off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.
Except as may otherwise be specified in the Charter, each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of common stock will possess exclusive voting power. There is no cumulative voting in the election of our directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors.

The following are our outstanding classes of securities as of January 31, 2025:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	200,000,000	—	37,061,547
Preferred Stock
Our Charter authorizes our Board to classify any unissued shares of stock and reclassify any previously class if
ied but unissued shares of stock into
other
classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC.
We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The Charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act. The Company is aware that it is the view of the Staff of the SEC that no provision of the Charter modifying, restricting or eliminating the duties or liabilities of directors, officers or any other listed persons covered by the provisions of the Charter shall apply to or in any way limit the duties, including state law fiduciary duties of loyalty or care, or liabilities of such person with respect to matters arising under the federal securities laws.
The Charter requires us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The Charter also permits us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in the Charter, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment advisor’s investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide for the acquisition of liability insurance, the advancement of expenses and indemnification for expenses and liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment advisor’s investment committee in any action or proceeding arising out of, or to which such person is made a witness or otherwise asked to participate as a result of, the performance of such person’s services as a present or former director or officer or member of our investment advisor’s investment committee.
Maryland law requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Provisions of the Maryland General Corporation Law and the Charter and Bylaws
The MGCL and the Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire Crescent Capital by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
The Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Election of Directors
The Bylaws provide that the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director; provided, that if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of votes cast.
Number of Directors; Vacancies; Removal
The Charter provides that the number of directors will be set only by the Board in accordance with the Bylaws. The Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless the Bylaws are amended, the number of directors may never be less than four or more than 15. The Charter sets forth our election to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of the Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
The Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by the Bylaws and at the time of the meeting (and any adjournment or postponement thereof), is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board at a special meeting may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with the Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by the Bylaws and at the time of the meeting (and any adjournment or postponement thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
The Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.
Approval of Extraordinary Corporate Action; Amendment of the Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end
company to an
open-end
company or any proposal for our liquidation or dissolution require the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds
of our continuing directors (as defined below) (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on the matter. The “continuing directors” are defined in the Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board.
The Bylaws provide that the Board will have the power to adopt, alter or repeal any provision of the Bylaws and to make new bylaws. The Bylaws also provide that the stockholders will have the power, at any annual or special meeting of the stockholders, subject to the requirements in the Bylaws regarding the advance notice of stockholder proposals or the calling of a stockholder-requested special meeting of stockholders, as the case may be, to alter or repeal any provision of the Bylaws and to adopt new bylaws if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter and is otherwise permitted by applicable law, except that the stockholders will not have the power to alter or repeal or adopt any provision inconsistent with the amendment provisions of the Bylaws without the approval of the Board.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, which would be applicable to acquisitions of shares of our stock only if the
By-Laws
were amended to cause the Company to be subject to the Control Share Acquisition Ac, the Charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.
Control Share Acquisitions
The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter.
The Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of will have the same voting rights as all of the other shares of common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend the Bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests. The following paragraphs summarize the provisions of the Control Share Acquisition Act, which would be applicable to acquisitions of shares of our stock only if the
By-Laws
were amended to cause the Company to be subject to the Control Share Acquisition Act.
Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the Bylaws, compliance with the 1940 Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year
period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.
After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds
of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of and increase the difficulty of consummating any offer.
Conflict with the 1940 Act
The Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend the Bylaws to be subject to such act) and the Business Combination Act, or any provision of the Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
The Charter provides that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on our behalf, (ii) any Internal Corporate Claim, as such term is defined in
Section 1-101(p)
of the MGCL, including, without limitation, (a) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to or to our stockholders or (b) any action asserting a claim against or any of our directors or officers or other employees arising pursuant to any provision of the MGCL or the Charter or Bylaws, or (iii) any action asserting a claim against or any of our directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in our stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of the Charter, as the same may be amended from time to time.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.
For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

•	the designation and number of shares of such class or series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such class or series;

•	any provisions relating to the redemption of the shares of such class or series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. You should read the accompanying prospectus supplement, as well as the complete articles supplementary that contain the terms of the applicable class or series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
GENERAL
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. You should read the prospectus supplement related to any such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
We will not offer any subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.
EXERCISE OF SUBSCRIPTION RIGHTS
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. You should read the prospectus supplement related to any warrants offering.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of Crescent Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution qualified to act as trustee on your behalf under the Trust Indenture Act of 1939, as amended (the “TIA”), referred to as the trustee, and is subject to and governed by the TIA. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “
Events of Default—Remedies if an Event of Default Occurs
.” We will provide the name of the trustee in any prospectus supplement related to the issuance of debt securities, and we will also provide certain other information related to the trustee, including describing any relationship we have with the trustee, in such prospectus supplement.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “
Available Information
” below for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered; the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities is issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are currently permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the 1940 Act, is at least equal to 150% immediately after each such issuance (i.e. we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets at the time the loan is made for temporary purposes without regard to asset coverage. A loan is presumed to be temporary if it is repaid within sixty days and not extended or renewed. For a discussion of the risks associated with leverage, see “
Part I. Item 1A. Risk Factors—Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital
” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.
GENERAL
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—
Resignation of Trustee
” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities.
CONVERSION AND EXCHANGE
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
PAYMENT AND PAYING AGENTS
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depository, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depository and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the accompanying prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
EVENTS OF DEFAULT
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

•	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”) (Section 315 of the TIA). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
MERGER OR CONSOLIDATION
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•	Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

•
Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “
—Changes Requiring Your Approval
.”

Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•
For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent. Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “
Defeasance—Full Defeasance
.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
DEFEASANCE
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “
Indenture Provisions—Subordination
” below. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “
Indenture Provisions—Subordination
.”
FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
INDENTURE PROVISIONS-SUBORDINATION
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture. “Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES
The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC.
One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue. DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and
non-U.S.
equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and
non-U.S.
securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and
non-U.S.
securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at
www.dtcc.com.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants. DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS
The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
We will not offer any units under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
We may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of a majority (as defined in the 1940 Act), of (1) the outstanding shares of our common stock and (2) the outstanding shares of the our common stock held by persons that are not affiliated persons of the Company or (c) under such other circumstances as the SEC may permit.
If we sell shares of common stock under the net asset value per share pursuant to a prior authorization by our stockholders, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price that closely approximates the market value of those shares of common stock, less any distributing commission or discount.
In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders’ best interests, our Board will consider a variety of factors including:

•
the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

•	the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.
Our Board will also consider the fact that sales of shares of common stock at a discount will benefit our investment advisor as our investment advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.
We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $10.00 and we have 1,000,000 shares of common stock outstanding, the sale of 250,000 shares of common stock at net proceeds to us of $7.50 per share (a 25% discount) would produce dilution of 5.00%. If we subsequently determined that our net asset value per share increased to $10.50 on the then 1,250,000 shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 400,000 shares of common stock at net proceeds to us of $6.17 per share, which would produce dilution of 10.00%, before we would reach the aggregate 15% limit.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. See “
Risk Factors—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock
” above.
The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.
Impact on Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.
The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.
The examples assume that a hypothetical issuer has 1,000,000 million shares outstanding, $25.0 million in total assets and $15.0 million in total liabilities. The current net asset value and net asset value per share are thus $10.0 million and $10.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 50,000 shares of common stock (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 100,000 shares of common stock (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), and (c) an offering of 250,000 shares of common stock (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		25% Offering at 25% Discount
	Prior to Sale Below Net Asset Value	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.00	—	$9.30	—	$7.68	—
Net Proceeds per Share to Issuer		$9.50	—	$9.00	—	$7.50	—
Decrease to Net Asset Value
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
Net Asset Value per Share	$10.00	9.98	(0.20)%	9.91	(0.90)%	9.50	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	—	0.91%	—	0.80%	—
Total Net Asset Value Held by Stockholder A	$100,000	$99,800	—	$99,100	—	$95,000	—
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000		$100,000		$100,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(200)		$(900)		$(5,000)
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Net Asset Value per Share Held by Stockholder A		9.98		9.91		9.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.50)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(5.00)%
Impact on Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of an offering of 250,000 shares) rather than its 1.00% proportionate share and (b) 150% of its proportionate share of the offering (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below Net Asset Value	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$7.68		$7.68
Net Proceeds per Share to Issuer		$7.50		$7.50
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
Net Asset Value per Share	$10.00	9.50	(5.00)%	9.50	(5.00)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Net Asset Value Held by Stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)		$109,600		$128,800
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(2,725)		$1,825
Investment per Share Held by Stockholder A (Assumed to Be $10.00 on Shares Held Prior to Sale)	$10.00	$9.74	(2.60)%	$9.37	(6.30)%
Net Asset Value per Share Held by Stockholder A		9.50		9.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.24)		$0.13
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.46)%		1.39%
Impact on New Investors
Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		25% Offering at 25% Discount
	Prior to Sale Below Net Asset Value	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.00	—	$9.30	—	$7.68	—
Net Proceeds per Share to Issuer		$9.50	—	$9.00	—	$7.50	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
Net Asset Value per Share	$10.00	9.98	(0.20)%	9.91	(0.90)%	9.50	(5.00)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500		1,000		2,500
Percentage Held by Investor A	—	0.05%		0.09%		0.20%
Total Net Asset Value Held by Investor A	—	$4,990		$9,910		$23,750
Total Investment by Investor A (At Price to Public)		$5,000		$9,300		$19,200
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(10)		$610		$4,550
Investment per Share Held by Investor A	—	$10.00		$9.30		$7.68
Net Asset Value per Share Held by Investor A		$9.98		$9.91		$9.50
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.02)		$0.61		$1.82
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.20)%		6.56%		23.70%

REGULATION
We are regulated as a BDC under the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending primarily to private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A publicly-traded BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. Prior to February 3, 2020, which is the date of our listing on NASDAQ, our stock was privately held.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC through an exemptive relief order (other than in certain limited situations pursuant to current regulatory guidance).
Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In accordance with applicable SEC staff guidance and interpretations, effective May 5, 2020 with shareholder approval, we, as a BDC, are permitted to borrow amounts such that our asset coverage ratio is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. The amount of leverage that we employ depends on our Advisor’s and our Board’s assessment of market conditions and other factors at the time of any proposed borrowing.
We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Prior to January 19, 2021, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate, unless certain conditions are met. However, the SEC adopted new rules, which became effective on January 19, 2021, that allow us to acquire the securities of other investment companies in excess of the 3%, 5%, and 10% limitations without obtaining exemptive relief if we comply with certain conditions. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional expenses. Such investments will also generally be considered
“non-qualifying
assets” under the 1940 Act as discussed below. Our investment portfolio is also subject to diversification requirements by virtue of our intention to be a RIC for U.S. tax purposes.
We are subject to periodic examinations by the SEC for compliance with the 1940 Act.
As a BDC, we are subject to certain risks and uncertainties. See
“Part I. Item 1A. Risk Factors”
of our most recent Annual Report on Form
10-K,
which is incorporated by reference herein.

QUALIFYING ASSETS
We may invest up to 30% of our portfolio opportunistically in
“non-qualifying
assets”. However, under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are the following:

1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. The principal categories of qualifying assets relevant to our business are the following:

a)	Issuer is organized under the laws of, and has its principal place of business in, the United States;

b)
Issuer is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c)	Issuer satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company which we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES
A BDC must be operated for the purpose of making investments in the types of securities described under “
Qualifying Assets
” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors or officers, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SENIOR SECURITIES
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets at the time the loan is made for temporary purposes without regard to asset coverage. A loan is presumed to be temporary if it is repaid within sixty days and not extended or renewed.
The 1940 Act imposes limitations on a BDC’s issuance of preferred shares, which are considered “senior securities” and thus are subject to the 150% asset coverage requirement described above. In addition, (i) preferred shares must have the same voting rights as the common stockholders (one share, one vote); and (ii) preferred stockholders must have the right, as a class, to appoint directors to the Board.
CODE OF ETHICS
As required by Rule
17j-1
under the 1940 Act and Rule
204A-1
under the Advisers Act, respectively, we and the Advisor have adopted codes of ethics which apply to, among others, our and our Advisor’s executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as our Advisor’s officers, directors and employees. Our codes of ethics generally will not permit investments by our and the Advisor’s personnel in securities that may be purchased or sold by us.
We hereby undertake to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to our Secretary, George Hawley, Crescent Capital BDC, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California, 90025, Attention: CCAP Investor Relations, or by emailing us at investor.relations@crescentcap.com. Our code of ethics is available without charge on our website, at
http://www.crescentbdc.com.
PROXY VOTING POLICIES AND PROCEDURES
We have delegated our proxy voting responsibility to our Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our non-interested
directors, and, accordingly, are subject to change.
An investment advisor registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Advisor recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule
206(4)-6
under, the Advisers Act.
The Advisor will vote all proxies based upon the guiding principle of seeking to maximize the ultimate long-term economic value of our stockholders’ holdings, and ultimately all votes are cast on a case-by-case
basis, taking into consideration the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. The Advisor will review on a case-by-case
basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although the Advisor will generally vote against proposals that may have a negative impact on our portfolio securities, the Advisor may vote for such a proposal if there exists compelling long-term reasons to do so.
The Advisor’s proxy voting decisions are made by our Advisor’s investment committee. To ensure that the vote is not the product of a conflict of interest, the Advisor will require that: (1) anyone involved in the decision making process disclose to our Advisor’s investment committee, and disinterested directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

PRIVACY PRINCIPLES
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public
personal information. The following information is provided to help investors understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Pursuant to our privacy policy, we will not disclose any
non-public
personal information concerning any of our stockholders who are individuals unless the disclosure meets certain permitted exceptions under Regulation
S-P.
We generally will not use or disclose any stockholder information for any purpose other than as required by law.
We may collect
non-public
information about investors from our Subscription Agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the information that we collect from our stockholders or former stockholders, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public
personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to us and our stockholders. In order to guard our stockholders’
non-public
personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law.
Non-public
personal information that we collect about our stockholders will generally be stored on secured servers. An individual stockholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.
Pursuant to our privacy policy, we will provide a clear and conspicuous notice to each investor that details our privacy policies and procedures at the time of the investor’s subscription.
OTHER
We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule
13a-15
of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and (once we cease to be an emerging growth company under the JOBS Act or, if later, for the year following our first annual report required to be filed with the SEC) must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation
S-K
and Rule
13a-15
of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Stock Exchange Corporate Governance Regulations
The NASDAQ Global Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with such listing standards to the extent applicable and will take actions necessary to ensure that we remain in compliance therewith.
CUSTODIAN DIVIDEND PAYING AGENT AND REGISTRAR
Our securities are held under a Custodial Agreement with U.S. Bank National Association (the “Custodian”) The address of the Custodian is 800 Nicollet Mall, Minneapolis, MN 55402. Broadridge Financial Solutions acts as our dividend paying agent and registrar (the “Paying Agent and Registrar”). The principal business address of our Paying Agent and Registrar is 5 Dakota Drive, Suite 300, Lake Success, New York 11042.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.
Subject to policies established by our Board, our investment advisor, Crescent Cap Advisors, LLC, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
While our investment advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment advisor may select a broker based partly upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.
We also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan.
We paid no brokerage commissions during the three most recent fiscal years ended December 31, 2024.
PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market
offerings, negotiated transactions, block trades, best efforts or a combination of these methods. The maximum aggregate offering amount of the securities is $444,368,750. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over- allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed
or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of a majority (as defined in the 1940 Act), of (1) the outstanding shares of our common stock and (2) the outstanding shares of the our common stock held by persons that are not affiliated persons of the Company or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global 95 Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS
The legality of the securities offered hereby will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois and New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of the Company appearing in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2023 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The address of Ernst & Young LLP is 725 South Figueroa Street, Suite 500, Los Angeles, CA 90017.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form
N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website at
www.sec.gov
that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. This information is available free of charge by calling us collect at (310)
235-5900,
by sending an
e-mail
to us at investor.relations@crescentcap.com or on our website at
http://www.crescentbdc.com.
Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below, all filings filed with the SEC pursuant to the Exchange Act after the date of the initial registration statement and prior to effectiveness of the registration statement, and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form
8-K
or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and other information previously filed with the SEC.
The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024;

•
The Financial Highlights for the years ended December 31, 2018, December 31, 2017 and December 31, 2016 and the period from February 5, 2015 to December 31, 2015 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 22, 2019 (no other portions of the Annual Report on Form
10-K
for the fiscal year ended December 31, 2018 are incorporated by reference herein);

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 26, 2024;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 8, 2024;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 12, 2024;

•	our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed with the SEC on November 12, 2024;

•	our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on May 8, 2024, May 15, 2024 and June 6, 2024;

•	our Current Report on Form 8-K/A filed with the SEC on June 17, 2024;

•	our Current Report on Form 8-K filed with the SEC on December 5, 2024; and

•	our Current Report on Form 8-K filed with the SEC on December 23, 2024.
See “
Available Information
” above for information on how to obtain a copy of these filings.

PART C

Other information

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following statements of the Company are incorporated by reference in Part A of this Registration Statement:

Audited Annual Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Statements of Assets and Liabilities as of December 31, 2023 and 2022

Consolidated Statements of Operations for the years ended December 31, 2023, 2022, and 2021

Consolidated Statements of Changes in Net Assets for the years ended December 31, 2023, 2022, and 2021

Consolidated Statements of Cash Flows for the years ended December 31, 2023, 2022, and 2021

Consolidated Schedules of Investments as of December 31, 2023 and 2022

Notes to Consolidated Financial Statements

Interim Unaudited Financial Statements

Consolidated Statements of Assets and Liabilities as of September 30, 2024 (Unaudited) and December 31, 2023

Consolidated Statements of Operations for the three and nine months ended September 30, 2024 and 2023 (Unaudited)

Consolidated Statements of Changes in Net Assets for the three and nine months ended September 30, 2024 and 2023 (Unaudited)

Consolidated Statements of Cash Flows for the nine months September 30, 2024 and 2023 (Unaudited)

Consolidated Schedule of Investments as of September 30, 2024 (Unaudited)

Consolidated Schedule of Investments as of December 31, 2023

Notes to Consolidated Financial Statements (Unaudited)

(2)	Exhibits

(a)	Articles of Amendment and Restatement (the “Charter”)(1)

(b)	Amended and Restated Bylaws(1)

(c)	Not Applicable

(d)(1)	Form of Eligibility of Trustee on Form T-1+

(d)(2)	Form of Stock Certificate(2)

(d)(3)	Form of Base Indenture(2)

(e)(1)	Dividend Reinvestment Plan, effective as of June 26, 2020(3)

(e)(2)	Amended and Restated Dividend Reinvestment Plan(4)

(f)	Not Applicable

(g)(1)	Amended and Restated Investment Advisory Agreement by and between the Company and Crescent Cap Advisors, LLC (5)

(h)	Not Applicable

(i)	Not Applicable

(j)	Custodial Agreement, dated as of May 21, 2021, by and between the Company and U.S. Bank National Association.(23)

(k)(1)

Loan and Security Agreement, dated August 20, 2019, by and among the Company, as the Borrower, and certain banks and other financial intuitions party thereto from time to time as lenders and Ally Bank, as administrative agent, arranger and lender(7)

(k)(2)	Amended and Restated Administration Agreement by and between the Company and CCAP Administration LLC (8)

(k)(3)	Trademark License Agreement, dated April 30, 2015, by and between the Company and CCG LP(6)

(k)(4)	Form of Indemnification Agreement(9)

(k)(5)	Form of Advisory Fee Waiver Agreement by and between the Company and the Advisor(6)

(k)(6)	Form of Subscription Agreement(6)

(k)(7)	Revolving Credit Agreement, dated June 29, 2015, among the Company, as Borrower, Natixis, New York Branch, as Administrative Agent and Lender(11)

(k)(8)

Loan and Security Agreement, dated March 28, 2016, among the Company as the Collateral Manager, Seller and Equityholder, Crescent Capital BDC Funding, LLC as the Borrower, the banks and other financial institutions from time to time party thereto as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, and Lender(12)

(k)(9)

Second Amendment to Loan and Security Agreement, dated September 28, 2018, among the Company as the Collateral Manager, Seller and Equityholder, Crescent Capital BDC Funding, LLC as the Borrower, the banks and other financial institutions from time to time party thereto as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, and Lender(13)

(k)(10)

Third Amendment to Loan and Security Agreement, dated April 9, 2019, among Crescent Capital BDC. Inc., as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender(14)

(k)(11)	Revolving Credit Agreement, dated June 29, 2017, among the Company, as Borrower, Capital One, National Association, as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender(15)

(k)(12)

First Amendment to Revolving Credit Agreement, dated June 29, 2018, among the Company, as Borrower, Capital One, National Association, as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender(10)

(k)(13)

Second Amendment to Revolving Credit Agreement, dated June 13, 2019, among the Company, as Borrower, Capital One, National Association, as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender(16)

(k)(14)	Transaction Support Agreement, dated August 12, 2019, between Crescent Capital BDC, Inc. and Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC)(17)

(k)(15)	Conformed Loan and Security Agreement (conformed through Amendment No. 4)(18)

(k)(16)

Second Amendment to the Loan and Security Agreement, dated July 14, 2020, by and among the Company, as the Borrower, and certain banks and other financial institutions party thereto from time to time as lenders and Ally Bank, as administrative agent, arranger and lender(19)

(k)(17)	Master Note Purchase Agreement, dated July 30, 2020, by and among Crescent Capital BDC, Inc. and the Purchasers signatory thereto(20)

(k)(18)	First Supplement and Amendment to Note Purchase Agreement, dated February 17, 2021, by and among Crescent Capital BDC, Inc. and the Purchasers signatory thereto(21)

(k)(19)

Fifth Amendment to Loan and Security Agreement, dated June 21, 2021, among the Company, as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender(24)

(k)(20)

Sixth Amendment to Loan and Security Agreement, dated March 7, 2023, by and among the Company, as the collateral manager, seller and equity holder, Crescent Capital BDC Funding, LLC, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender(25)

(k)(21)

Seventh Amendment to Loan and Security Agreement, dated May 31, 2024, by and among CCAP, as the collateral manager, seller and equity holder, CCAP SPV, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender(26)

(k)(22)	Second Supplement to Note Purchase Agreement, dated May 8, 2023, by and among the Company and the Purchasers signatory thereto(27).

(k)(23)

Senior Secured Revolving Credit Agreement dated October 27, 2021, by and among the Company as the Borrower, certain lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, arranger, and lender(28).

(k)(24)

First Amendment to Senior Secured Revolving Credit Agreement dated March 4, 2022, by and among the Company as the Borrower, certain lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, arranger, and lender(29).

(k)(25)

First Omnibus Amendment to the Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement dated January 13, 2023, by and among the Company as the Borrower, certain lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, arranger, and lender(30).

(k)(26)	Fourth Supplemental Indenture, relating to the 5.00% Notes due 2026, between FCRD and U.S. Bank National Association, as trustee(31).

(k)(27)	Fifth Supplemental Indenture between the Company and U.S. Bank National Association, as trustee(32).

(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Crescent Capital BDC, Inc.*

(l)(2)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Crescent Capital BDC, Inc.*

(m)	Not Applicable

(n)(1)	Consent of independent registered public accounting firm for Crescent Capital BDC, Inc.*

(n)(2)	Report of independent registered public accounting firm for Crescent Capital BDC, Inc., regarding “senior securities” table contained herein (included in Exhibit (n)(1)).*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics(22)

(r)(2)	Insider Trading Policy(33)

(s)	Calculation of Filing Fee Tables*

(t)	Powers of Attorney(34)

(z)(1)	Form of Prospectus Supplement for Common Stock Offering*

(z)(2)	Form of Prospectus Supplement for Preferred Stock Offering*

(z)(3)	Form of Prospectus Supplement for Debt Securities Offering*

(z)(4)	Form of Prospectus Supplement for Subscription Rights Offering*

(z)(5)	Form of Prospectus Supplement Warrants Offering*

(z)(6)	Form of Prospectus Supplement for Units Offering*

101.	INS Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.*

101.	SCH Inline XBRL Taxonomy Extension Schema Document.*

101.	DEF Inline XBRL Taxonomy Extension Definition Linkbase Document.*

101.	LAB Inline XBRL Taxonomy Extension Label Linkbase Document.*

101.	PRE Inline XBRL Taxonomy Extension Presentation Linkbase Document.*

Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)*

*	Filed herewith.
+	To be filed by amendment.
(1)	Incorporated by reference to Exhibits 3.1 and 3.2, as applicable, to the Registrant’s Form 8-K (File No. 81401132), filed on January 30, 2020.
(2)	Incorporated by reference to Exhibits (d)(1) and (d)(2), as applicable, to the Registrant’s Form N-2/A (File No. 333-255478), filed on June 24, 2021.
(3)	Incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K (File No. 814-01132), filed on June 4, 2020.
(4)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 10-K (File No. 814-01132), filed on March 4, 2020.
(5)	Incorporated by reference to Exhibits 10.1 to the Registrant’s Registration Statement on Form 8-K (File No. 814-01132) filed on January 6, 2021.
(6)	Incorporated by reference to Exhibits 10.3, 10.4, 10.5 and 10.7, as applicable, to the Registrant’s Registration Statement on Form 10 (File No. 000-55380) filed on June 5, 2015.
(7)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on September 5, 2019.
(8)	Incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K (File No. 814-01132), filed on February 3, 2020.
(9)	Incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K (File No. 814-01132) filed on February 3, 2020.
(10)	Incorporated by reference to Exhibits 10.10 and 10.11, as applicable, to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-01132) filed on August 10, 2018.
(11)	Incorporated by reference to Exhibit 3.2 to the Registrant’s Form 8-K (File No. 814-01132) filed on July 2, 2015.
(12)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on March 31, 2016.
(13)	Incorporated by reference to Exhibit 10.12 to the Registrant’s Quarterly Report on Form 10-Q (File No. 81401132) filed on November 9, 2018.
(14)	Incorporated by reference to Exhibit 10.13 to the Registrant’s Quarterly Report on Form 10-Q (File No. 81401132) filed on May 10, 2019.
(15)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on June 30, 2017.
(16)	Incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 81401132) filed on August 13, 2019.
(17)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on August 13, 2019.

(18)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on March 17, 2020.
(19)	Incorporated by reference to Exhibit 10.19 to the Registrant’s Form 8-K (File No. 814-01132) filed on August 10, 2020.
(20)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on July 30, 2020.
(21)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on February 17, 2021.
(22)	Incorporated by reference to Exhibit 14.1 to the Registrant’s 10-K (File No. 814-01132) filed on March 4, 2020.
(23)	Incorporated by reference to Exhibit 10.9 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-01132) filed on August 11, 2021.
(24)	Incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K (File No. 814-01132) filed on June 28, 2021.
(25)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on March 8, 2023.
(26)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on June 4, 2024.
(27)	Incorporated by reference to Exhibit 10.15 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-01132) filed on May 10, 2023.
(28)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on October 29, 2021.
(29)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on March 7, 2022.
(30)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 814-01132) filed on January 18, 2023.
(31)	Incorporated by reference to Exhibit 4.1 to First Eagle Alternative Capital BDC, Inc.’s Form 8-K (File No. 814-00789) filed on May 25, 2021.
(32)	Incorporated by reference to Exhibit 4.4 filed with the Registrant’s Registration Statement on Form 8-A (File No. 001-39207) on March 9, 2023.
(33)	Incorporated by reference to Exhibit 19.1 filed with the Registrant’s Form 10-K (File No. 814-01132) filed on February 21, 2024.
(34)	Incorporated by reference to Exhibit (t) to the Registrant’s Form N-2 (File No. 333-281876) filed on August 30, 2024.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated by reference herein and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$—
Accounting fees and expenses	$(1)
Legal fees and expenses	$(1)
Printing fees and expenses	$(1)
Rating agency fees	$(1)
Miscellaneous expenses	$(1)
Total	$(1)

(1)

These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Name	Jurisdiction
CBDC Universal Equity, Inc.	Delaware
Crescent Capital BDC Funding, LLC	Delaware
CCAP CA Lending LLC	Delaware
First Eagle OEMG Investor, Inc.	Delaware

In addition, we have four entities that are considered a controlled “affiliate” entity as described in “Part I. Item 1. Financial Statements—Notes to Consolidated Financial Statements (Unaudited)—Note 3. Agreements and Related Party Transactions” in our Quarterly Report on Form 10-Q for the period ended September 30, 2024. Additionally, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in this Registration Statement.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our common stock and each class of our senior securities (including bank loans) as of January 31, 2025.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	33
Corporate Revolving Facility	1
SPV Asset Facility	1
Series 2021A Unsecured Notes	16
FCRX Unsecured Notes	1
Series 2023A Unsecured Notes	1

ITEM 30.	INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter obligates us, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, member, manager, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter also permits us, with the approval of the Board or a duly authorized committee thereof, to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our charter, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment advisor’s investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment advisor’s investment committee and certain of our officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment advisor’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment advisor’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the its duties or by reason of the reckless disregard of the its duties and obligations, our investment advisor Crescent Cap Advisors, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment advisor’s services under the investment advisory and management agreement or otherwise as our investment advisor.

The Amended & Restated Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CCAP Administration LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CCAP Administration LLC’s services under the Amended & Restated Administration Agreement or otherwise as our administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of ours pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

A description of any other business, profession, vocation or employment of a substantial nature in which Crescent Cap Advisors, LLC, and each partner, director or executive officer of Crescent Cap Advisors, LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding Crescent Cap Advisors, LLC and its officers and directors are set forth in its Form ADV, as filed with the Securities and Exchange Commission (CRD No. 175430), and is incorporated by reference herein.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

(1)	the Company, Crescent Capital BDC, Inc., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025;

(2)	the Paying Agent and Registrar, Broadridge Financial Solutions, 5 Dakota Drive, Suite 300, Lake Success, New York 11042.

(3)	our investment advisor, Crescent Cap Advisors, LLC, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

The Registrant undertakes:

(1)	not applicable;

(2)	not applicable;

(3)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(i), (ii) and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of those securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser,

(i)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(ii)

that if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(iii)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

(4)	that for the purposes of determining any liability under the Securities Act:

(a)

the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)

each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

(5)

that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(6)

(c) insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue; and

(7)

to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, in the State of California, on the 31 day of January, 2025.

CRESCENT CAPITAL BDC, INC.

By:	/s/ Jason Breaux
Jason A. Breaux
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	SIGNATURE	TITLE	DATE

By:	/s Jason A. Breaux	Chief Executive Officer	January 31, 2025
Jason A. Breaux

By:	/s/ Gerhard Lombard	Chief Financial Officer	January 31, 2025
Gerhard Lombard

By:	*	Director	January 31, 2025
George G. Strong, Jr.

By:	*	Director	January 31, 2025
Steven F. Strandberg

By:	*	Director	January 31, 2025
Michael S. Segal

By:	*	Director	January 31, 2025
Kathleen Briscoe

By:	*	Director	January 31, 2025
Elizabeth E. Ko

By:	*	Director	January 31, 2025
Susan Y. Lee

*By:	/s/ George Hawley	Attorney-in-fact	January 31, 2025
George Hawley

Signed by George Hawley on behalf of those identified pursuant to his designation as attorney-in-fact signed by Messrs. Strong, Strandberg and Segal and Mses. Briscoe, Ko and Lee on August 30, 2024.